File No. 333-236879            CIK #0001689994

United States

Securities and Exchange Commission

Washington, DC 20549-0102

Post-Effective

Amendment No. 5 to

Form S-6

For Registration under the Securities Act of 1933 of

Securities of Unit Investment Trusts Registered on

Form N-8B-2

Invesco Unit Trusts, Municipal Series 1349

(Exact Name of Trust)

Invesco Capital Markets, Inc.

(Exact Name of Depositor)

11 Greenway Plaza

Houston, Texas 77046-1173

(Complete address of Depositor's principal executive offices)

INVESCO CAPITAL MARKETS, INC.	MORGAN, LEWIS & BOCKIUS LLP
Attention: Brian C. Hartigan	Attention: Christopher D. Menconi, Esq.
11 Greenway Plaza	1111 Pennsylvania Avenue NW
Houston, Texas 77046-1173	Washington, DC 20004

(Name and complete address of agents for service)

( X )       Check if it is proposed that this filing will become effective on September 25, 2025, pursuant to paragraph (b) of Rule 485.

Invesco Unit Trusts,
Municipal Series 1349

QUAL/208

PROSPECTUS PART ONE

NOTE: Part I of this Prospectus may not be distributed unless accompanied by Part II of this Prospectus.

Please retain both parts of this Prospectus for future reference.

THE FUND

     This series of Invesco Unit Trusts, Municipal Series 1349 (the “Fund”) consists of the underlying separate unit investment trust or trusts described above (the “Trust” or “Trusts”). Each Trust consists of a portfolio of interest-bearing obligations (the “Bonds” or “Securities”) issued by or on behalf of municipalities and other governmental authorities, the interest on which is, in the opinion of recognized bond counsel to the issuing governmental authority, exempt from all federal income taxes under existing law. In addition, the interest income of each State Trust is, in the opinion of counsel, exempt to the extent indicated from state and local taxes, when held by residents of the state where the issuers of Bonds in such Trust are located. Each Insured Trust holds bonds each insured through policies obtained from bond insurance companies.

PUBLIC OFFERING PRICE

     The Public Offering Price of the Units of each Trust includes the aggregate bid price of the Securities in such Trust, an applicable sales charge, cash, if any, in the Principal Account held or owned by such Trust, and accrued interest, if any. See “Summary of Essential Financial Information”.

ESTIMATED CURRENT AND LONG-TERM RETURNS

     Estimated Current and Long-Term Returns to Unitholders are indicated under “Summary of Essential Financial Information”. The methods of calculating Estimated Current Returns and Estimated Long-Term Return are set forth in Part II of this Prospectus.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The Date of this Prospectus is September 25, 2025

INVESCO UNIT TRUSTS, MUNICIPAL SERIES 1349
Summary of Essential Financial Information
As of July 18, 2025
Sponsor: Invesco Capital Markets, Inc.
Evaluator: Invesco Capital Markets, Inc.
Supervisor: Invesco Investment Advisers LLC
Trustee: The Bank of New York Mellon

     The income, expense and distribution data set forth below have been calculated for Unitholders electing to receive monthly distributions. Unitholders choosing a different distribution plan (if available) will receive a slightly higher net annual interest income because of the lower Trustee’s fees and expenses under such plan.

QUAL
Trust,
20+ Year
General Information	Series 208
Principal Amount (Par Value) of Securities	$ 2,785,000
Number of Units	2,521
Fractional Undivided Interest in Trust per Unit	1/2,521
Public Offering Price:
Aggregate Bid Price of Securities in Portfolio	$ 2,083,223.65
Aggregate Bid Price of Securities per Unit	$ 826.35
Sales charge 3.75% (3.896% of the Aggregate Bid Price of Securities)
for the QUAL Trust, 20+ Year Series 208	$ 30.42
Principal Cash per Unit	$ (45.62)
Public Offering Price per Unit (1)	$ 811.15
Redemption Price per Unit	$ 780.73
Excess of Public Offering Price per Unit over Redemption Price per Unit	$ 30.42
Minimum Value of the Trust under which Trust Agreement may be terminated	$ 1,002,000.00
Evaluator’s Annual Evaluation Fee (2)	$ 1,186
Special Information
Calculation of Estimated Net Annual Unit Income:
Estimated Annual Interest Income per Unit	$ 36.24
Less: Estimated Annual Expense excluding Insurance	$ 4.79
Estimated Net Annual Interest Income per Unit	$ 31.45
Calculation of Estimated Interest Earnings per Unit:
Estimated Net Annual Interest Income	$ 31.45
Divided by 12	$ 2.62
Estimated Daily Rate of Net Interest Accrual per Unit	$ .08739
Estimated Current Return Based on Public Offering Price (3)	3.88%
Estimated Long-Term Return (3)	4.40%

(1)	Plus accrued interest to the date of settlement of $.95 for the QUAL Trust, 20+ Year Series 208.
(2)	Notwithstanding information to the contrary in Part II of this Prospectus, as compensation for its services, the Evaluator shall receive a fee of $.35 per $1,000 principal amount of Bonds per Trust annually. This fee may exceed the actual costs of providing these services for a Trust but the total amount received for providing evaluation services to all Invesco unit investment trusts will not exceed the total cost of providing the services in any calendar year. This fee may be adjusted for increases in consumer prices for services under the category “Services Less Rent of Shelter” in the Consumer Price Index for All Urban Consumers.
(3)	The Estimated Current Returns and Estimated Long-Term Returns are described under “Estimated Current and Long-Term Returns” in Part II of this Prospectus.

2

Summary of Essential Financial Information (continued)

     Evaluations for purpose of sales, purchase or redemption of Units are made as of the close of trading on the New York Stock Exchange on days such Exchange is open next following receipt of an order for a sale or purchase of Units or receipt by The Bank of New York Mellon of Units tendered for redemption.

Minimum Principal Distribution	$1.00 per Unit
Date of Deposit	June 23, 2020
Supervisor’s Annual Supervisory Fee	Maximum of $.40 per Unit
Sponsor’s Annual Bookkeeping
and Administrative Services Fee	Maximum of $.15 per Unit

Record and Computation Dates	TENTH day of the month.
Distribution Dates	TWENTY-FIFTH day of the month.
Trustee’s Annual Fee	$0.92 per $1,000 principal amount of Bonds.

3

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Sponsor and Unitholders of Invesco Unit Trusts, Municipal Series 1349:

Opinion on the Financial Statements

     We have audited the accompanying statement of condition (including the analysis of net assets and the related portfolio schedule) of Quality Municipal Income Trust, 20+ Year Series 208 (included in Invesco Unit Trusts, Municipal Series 1349 the “Trust”) as of May 31, 2025, and the related statements of operations and changes in net assets for each of the three years in the period ended May 31, 2025, and the financial highlights for the period from June 23, 2020 (date of deposit) through May 31, 2021 and for each of the four years in the period ended May 31, 2025, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Trust as of May 31, 2025, and the results of its operations and changes in net assets for each of the three years in the period ended May 31, 2025, and the financial highlights for the period from June 23, 2020 (date of deposit) through May 31, 2021 and for each of the four years in the period ended May 31, 2025, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

     These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Trust’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

     We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

     Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned at May 31, 2025 by correspondence with The Bank of New York Mellon, Trustee. We believe that our audits provide a reasonable basis for our opinion.

/s/ GRANT THORNTON LLP

     We have served as the auditor of one or more of the unit investment trusts, sponsored by Invesco Capital Markets, Inc. and its predecessors, since 1976.

New York, New York
September 25, 2025

4

INVESCO UNIT TRUSTS, MUNICIPAL SERIES 1349
Statement of Condition
May 31, 2025

QUAL
Trust,
20+ Year
Series 208
Trust property
Cash	$ —
Tax-exempt securities at fair value (cost $3,387,852) (notes 1 and 2)	2,523,746
Accrued interest	34,944
Receivable for securities sold	—
$ 2,558,690
Liabilities and interest to Unitholders
Cash overdraft	$ 26,936
Redemptions payable	8,090
Interest to Unitholders	2,523,664
$ 2,558,690

Analysis of Net Assets

Interest of Unitholders (3,114 Units of fractional undivided interest outstanding)
Cost to original investors of 5,010 Units (note 1)	$ 5,616,622
Less initial underwriting commission (note 3) and organization costs	235,465
5,381,157
Less redemption of Units (1,896 Units)	1,876,630
3,504,527
Undistributed net investment income
Net investment income	612,571
Less distributions to Unitholders	602,242
10,329
Realized gain (loss) on Bond sale or redemption	(108,278)
Unrealized appreciation (depreciation) of Bonds (note 2)	(864,106)
Distributions to Unitholders of Bond sale or redemption proceeds	(18,808)
Net asset value to Unitholders	$ 2,523,664
Net asset value per Unit (Units outstanding of 3,114)	$ 810.43

The accompanying notes are an integral part of these financial statements.

5

QUALITY MUNICIPAL INCOME TRUST, 20+ YEAR SERIES 208
Statements of Operations
Years ended May 31,

	2023	2024	2025
Investment income
Interest income	$ 128,911	$ 118,270	$ 111,675
Expenses
Trustee fees and expenses	8,931	8,492	8,353
Evaluator fees	1,386	1,263	1,186
Supervisory fees	2,343	2,159	2,084
Total expenses	12,660	11,914	11,623
Net investment income	116,251	106,356	100,052
Realized gain (loss) from Bond sale or redemption
Proceeds	268,888	167,591	180,403
Cost	310,096	209,209	214,224
Realized gain (loss)	(41,208)	(41,618)	(33,821)
Net change in unrealized appreciation (depreciation) of Bonds	(308,404)	5,384	(58,178)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
FROM OPERATIONS	$ (233,361)	$ 70,122	$ 8,053

Statements of Changes in Net Assets
Years ended May 31,

	2023	2024	2025
Increase (decrease) in net assets
Operations:
Net investment income	$ 116,251	$ 106,356	$ 100,052
Realized gain (loss) on Bond sale or redemption	(41,208)	(41,618)	(33,821)
Net change in unrealized appreciation (depreciation) of Bonds	(308,404)	5,384	(58,178)
Net increase (decrease) in net assets resulting from operations	(233,361)	70,122	8,053
Distributions to Unitholders from:
Net investment income	(117,743)	(107,213)	(100,318)
Bonds sale or redemption proceeds	—	—	—
Redemption of Units	(244,106)	(172,650)	(178,719)
Total increase (decrease)	(595,210)	(209,741)	(270,984)
Net asset value to Unitholders
Beginning of period	3,599,599	3,004,389	2,794,648
End of period (including undistributed net investment income of
$11,452, $10,595 and $10,329, respectively)	$ 3,004,389	$ 2,794,648	$ 2,523,664

The accompanying notes are an integral part of these financial statements.

6

PORTFOLIO

     As of May 31, 2025, the Quality Municipal Income Trust, 20+ Year Series 208 consists of issues which are payable from the income of a specific project, authority or corporation, as applicable. The portfolio is divided by purpose of issue as follows: General Obligation, (20%); General Purpose, (16%); Health Care, (29%); Higher Education, (20%); Transportation, (1%) and Utilities, (14%). See "portfolio schedule" and related "Note 2" herein.

     The state breakdown for the Quality Municipal Income Trust, 20+ Year Series 208 is as follows: Alabama, (6%); California, (25%); Florida, (1%); Georgia, (7%); Illinois, (1%); Kentucky, (4%); Michigan, (6%); Missouri, (2%); Nevada, (3%); New York, (2%); Pennsylvania, (6%); Texas, (5%); Washington, (2%); West Virginia, (6%); Wisconsin, (10%) and Wyoming, (14%).

7

INVESCO UNIT TRUSTS, MUNICIPAL SERIES 1349
QUALITY MUNICIPAL INCOME TRUST, 20+ YEAR SERIES 208			Portfolio schedule as of May 31, 2025
Port-				Redemption
folio	Aggregate		Rating	Feature	Fair Value
Item	Principal	Name of Issuer, Title, Interest Rate and Maturity Date	(Note 2)	(Note 2)	(Notes 1 and 2)

A	$ 440,000	Wyoming, Campbell County, Solid Waste Facilities Revenue
		Bonds, Basin Electric Power Cooperative -
		Dry Fork Station Facilities, Series 2019A
		3.625% Due 07/15/39	A	2029 @ 100	$ 380,340
B	185,000	Wisconsin, Public Finance Authority Hospital Revenue
		Bonds, Wakemed, Series 2019A
		3.375% Due 10/01/39	A2*	2029 @ 100	157,156
C	65,000	Washington, Eastern Washington University Services
		and Activities Fee Revenue Bonds, Series 2016B
		3.250% Due 10/01/40	A2*	2026 @ 100	52,805
D	50,000	Nevada System of Higher Education Community College
		Revenue Bonds, Series 2017
		3.375% Due 07/01/42	AA-	2027 @ 100	42,978
E	15,000	Florida, Miami-Dade County, Transit System Sales Surtax
		Revenue Bonds, Series 2018
		5.000% Due 07/01/43	AA	2028 @ 100	15,233
F	50,000	Nevada System of Higher Education Universities Revenue
		Bonds, Series 2019A		2029 @ 100
		3.000% Due 07/01/43	AA-	2041 @ 100 S.F.	38,495
G	115,000	Kentucky, Louisville/Jefferson County Metropolitan
		Government Health System Revenue Bonds,
		Norton Healthcare, Inc., Series 2020A		2029 @ 100
		3.000% Due 10/01/43	A	2041 @ 100 S.F.	84,727
H	20,000	Illinois State Toll Highway Authority, Toll Highway Senior
		Revenue Bonds, Series 2019A		2029 @ 100
		4.000% Due 01/01/44	AA-	2042 @ 100 S.F.	18,312
I	60,000	Michigan Finance Authority Hospital Revenue and Refunding
		Bonds, Holland Community Hospital, Series 2016A		2026 @ 100
		3.375% Due 01/01/44	A+	2035 @ 100 S.F.	45,779
J	10,000	California, San Bernardino County, Barstow Unified School
		District General Obligation Bonds, Election of 2016,
		Series A (Build America Mutual Assurance Insured)
		3.375% Due 08/01/44	AA	2027 @ 100	8,230
K	60,000	New York, New York City Transitional Finance Authority
		Future Tax Secured Subordinate Revenue Bonds,
		Series C-1 Tax-Exempt
		3.000% Due 05/01/46	AAA	2030 @ 100	43,718
L	150,000	West Virginia, Marshall University Board of Governors
		Improvement and Refunding Revenue Bonds,
		Series 2020A (Assured Municipal Insured)		2030 @ 100
		3.000% Due 05/01/46	AA	2041 @ 100 S.F.	110,065
M	140,000	Wisconsin Health and Educational Facilities Authority
		Revenue Bonds, Beloit Health System, Inc.,
		Series 2016		2026 @ 100
		4.000% Due 07/01/46	NR	2042 @ 100 S.F.	118,110
N	50,000	Missouri Health and Educational Facilities Authority,
		Educational Facilities Revenue Bonds, A.T.
		Still University of Health Sciences,
		Series 2016A		2026 @ 100
		4.125% Due 10/01/46	A	2044 @ 100 S.F.	44,882
O	165,000	Texas, University of Houston System Consolidated
		Revenue and Refunding Bonds, Series 2020A
		3.000% Due 02/15/47	AA	2030 @ 100	117,492
P	100,000	Alabama, Board of Trustees of University of Alabama
		General Revenue Bonds, Series 2017B		2027 @ 100
		3.500% Due 07/01/47	AA	2046 @ 100 S.F.	78,820

8

INVESCO UNIT TRUSTS, MUNICIPAL SERIES 1349
QUALITY MUNICIPAL INCOME TRUST, 20+ YEAR SERIES 208		Portfolio schedule as of May 31, 2025 (continued)
Port-				Redemption
folio	Aggregate		Rating	Feature	Fair Value
Item	Principal	Name of Issuer, Title, Interest Rate and Maturity Date	(Note 2)	(Note 2)	(Notes 1 and 2)

Q	$ 215,000	Georgia, Metropolitan Atlanta Rapid Transit Authority
		Sales Tax Revenue Bonds, Series 2019A
		3.250% Due 07/01/47	AAA	2029 @ 100	$ 165,189
R	205,000	California, Butte and Glenn Counties, Butte-Glenn
		Community College District, Election of 2016
		General Obligation Bonds, Series B		2027 @ 100
		3.125% Due 08/01/48	Aa2*	2045 @ 100 S.F.	154,502
S	100,000	Alabama, East Alabama Health Care Authority, Health
		Care Facilities Revenue Bonds, Series 2018A		2028 @ 100
		4.000% Due 09/01/48	A	2042 @ 100 S.F.	86,434
T	215,000	California, Patterson Public Financing Authority Water
		Revenue Bonds, Series 2019A (Assured
		Municipal Insured)		2029 @ 100
		3.000% Due 06/01/49	AA	2045 @ 100 S.F.	158,081
U	215,000	California, Placer County, Placer Union High School
		District Del Oro High School Facilities
		Improvement District No. 2 General
		Obligation Bonds, Election of 2018,
		Series B		2028 @ 100
		3.000% Due 08/01/49	Aa2*	2046 @ 100 S.F.	155,522
V	215,000	California, Santa Barbara County, Orcutt Union School
		District General Obligation Bonds, Election of 2016,
		Series B Tax-Exempt		2030 @ 100
		3.000% Due 08/01/49	AA-	2048 @ 100 S.F.	157,002
W	10,000	Florida, Miami-Dade County, Water and Sewer System
		Revenue Bonds, Series 2019 B (Build America
		Mutual Assurance Insured)		2029 @ 100
		3.000% Due 10/01/49	AA	2045 @ 100 S.F.	7,322
X	120,000	Michigan Finance Authority Hospital Revenue Bonds,
		McLaren Health Care, Series 2019A		2029 @ 100
		4.000% Due 02/15/50	A1*	2049 @ 100 S.F.	102,072
Y	200,000	Pennsylvania, Bucks County Industrial Development Authority
		Hospital Revenue Bonds, Saint Luke’s University Health
		Network Project, Series 2019		2028 @ 100
		3.000% Due 08/15/50	A-	2045 @ 100 S.F.	133,764
Z	55,000	West Virginia Hospital Finance Authority Hospital Revenue
		Improvement Bonds, West Virginia University Health
		System Obligated Group, Series 2018A		2028 @ 100
		4.000% Due 06/01/51	A	2049 @ 100 S.F.	46,716
	$ 3,225,000				$ 2,523,746

The accompanying notes are an integral part of these financial statements.

9

INVESCO UNIT TRUSTS, MUNICIPAL SERIES 1349
Notes to Financial Statements
May 31, 2023, 2024 and 2025

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     Security Valuation - Tax-exempt municipal securities are stated at the value determined by the Evaluator. The Evaluator may determine the value of the Bonds (1) on the basis of current bid prices of the Bonds obtained from dealers or brokers who customarily deal in Bonds comparable to those held by the Trust, (2) on the basis of bid prices for comparable Bonds, (3) by determining the value of the Bonds by appraisal or (4) by any combination of the above. As of September 22, 2022, Invesco Capital Markets, Inc. replaced Invesco Investment Advisers LLC as Evaluator. As of November 1, 2020, Invesco Investment Advisers LLC, an affiliate of the Sponsor, replaced ICE Data Pricing & Reference Data, LLC as Evaluator. Prior to November 1, 2020, ICE Data Pricing & Reference Data, LLC or its predecessor provided evaluation services.

     Security Cost - The original cost to the Trust (Quality Municipal Income Trust, 20+ Year Series 208) was based on the determination of the offering prices of the Bonds on the date of deposit (June 23, 2020). Since the valuation is based upon the bid prices, the Trust (Quality Municipal Income Trust, 20+ Year Series 208) recognized a downward adjustment of $23,489 on the date of deposit resulting from the difference between the bid and offering prices. This downward adjustment was included in the aggregate amount of unrealized depreciation reported in the financial statements for the Trust for the period ended May 31, 2021.

     Unit Valuation - The redemption price per Unit is the pro rata share of each Unit in each Trust based upon (1) the cash on hand in such Trust or monies in the process of being collected, (2) the Bonds in such Trust based on the value determined by the Evaluator and (3) interest accrued thereon, less accrued expenses of the Trust, if any.

     Federal Income Taxes - For a Trust with a Date of Deposit prior to August 2, 2006, such Trust has been structured to be treated as a grantor trust for federal income tax purposes. Thus, such a Trust will not be treated as a taxable entity for federal income tax purposes, and each Unitholder will be considered to be the owner of a pro rata portion of the assets of such Trust. Accordingly, no provision has been made for federal income taxes. For a Trust with a Date of Deposit on or after August 2, 2006, each such Trust has elected and intends to qualify on a continuous basis for special income tax treatment as a “regulated investment company” (“RIC”) under the Internal Revenue Code of 1986, as amended. If such Trust so qualifies, as expected, it will not be subject to federal income tax on amounts distributed to Unitholders. Your Trust’s Date of Deposit is listed above in the section entitled “Summary of Essential Financial Information”. For a discussion of the federal tax status of income earned on Units, see “Federal Tax Status--Grantor Trusts” or “Federal Tax Status--Regulated Investment Companies”, as applicable, in Part II of this Prospectus.

     For each calendar year-end, a RIC trust files an annual tax return, Form 1120-RIC, with the Internal Revenue Service (“IRS”). These returns are subject to IRS examination under a three-year statute of limitations. To date, the Trust has no IRS examination pending.

     Accounting for Uncertainty in Income Taxes - FASB Accounting Standards Codification (“ASC”), clarifies the appropriate method of accounting for uncertainty in income taxes recognized in an enterprise’s financial statements and provides related guidance. There is no material effect on the net asset value, financial condition or results of operations of the Trust.

     Subsequent Events - Events or transactions that have occurred from the balance sheet date through the date of issuance are evaluated by the Sponsor.

     Other - The financial statements are presented on the accrual basis of accounting. Any realized gains or losses from securities transactions are reported on an identified cost basis.

NOTE 2 - PORTFOLIO

     Portfolio Diversification - Certain sector classifications have been changed from the prior year’s presentation. Sector classifications are subject to change and their presentation as they relate to the Trust may change from one year to the next.

     Ratings - The source of all ratings, exclusive of those designated NR or * is Standard & Poor’s, a Division of S&P Global (“S&P”). Ratings marked * are by Moody’s Investors Service, Inc. (“Moody’s”) as these Bonds are not rated by S&P. NR indicates that the Bond is not rated by S&P or Moody’s. The ratings shown represent the latest published ratings of the Bonds. For a brief description of rating symbols and their related meanings, see “Description of Securities Ratings” in the Information Supplement.

10

NOTE 2 - PORTFOLIO (continued)

     Redemption Feature - There is shown under this heading the year in which each issue of Bonds is initially or currently callable and the call price for that year. Each issue of Bonds continues to be callable at declining prices thereafter (but not below par value) except for original issue discount Bonds which are redeemable at prices based on the issue price plus the amount of original issue discount accreted to redemption date plus, if applicable, some premium, the amount of which will decline in subsequent years. “S.F.” indicates a sinking fund is established with respect to an issue of Bonds. “P.R.” indicates a bond has been prerefunded. Redemption pursuant to call provisions generally will, and redemption pursuant to sinking fund provisions may, occur at times when the redeemed Bonds have an offering side evaluation which represents a premium over par. To the extent that the Bonds were deposited in the Trust at a price higher than the price at which they are redeemed, this will represent a loss of capital when compared with the original Public Offering Price of the Units. Conversely, to the extent that the Bonds were acquired at a price lower than the redemption price, this will represent an increase in capital when compared with the original Public Offering Price of the Units. Distributions will generally be reduced by the amount of the income which would otherwise have been paid with respect to redeemed Bonds and there will be distributed to Unitholders the principal amount in excess of $1 per Unit semi-annually for Trusts with a Date of Deposit prior to April 21, 2009, or in excess of $5 per Unit monthly for Trusts with a Date of Deposit on or after April 21, 2009, and any premium received on such redemption. However, should the amount available for distribution in the Principal Account exceed $10.00 per Unit for Trusts with a Deposit Date prior to April 21, 2009, the Trustee will make a special distribution from the Principal Account on the next succeeding monthly distribution date to holders of record on the related monthly record date. The Estimated Current Return in this event may be affected by such redemptions. For the federal tax effect on Unitholders of such redemptions and resultant distributions, see “Federal Tax Status” in Part II of this Prospectus.

     Certain Bonds may have a “make whole” call option and are redeemable in whole or in part at any time at the option of the issuer at a redemption price that is generally equal to the sum of the principal amount of such Bonds, a “make whole” amount, and any accrued and unpaid interest to the date of redemption. The “make whole” amount is generally equal to the excess, if any, of (i) the aggregate present value as of the date of redemption of principal being redeemed and the amount of interest (exclusive of interest accrued to the date of redemption) that would have been payable if redemption had not been made, determined by discounting the remaining principal and interest at a specified rate (which varies from bond to bond and is generally equal to an average of yields on municipal obligations with maturities corresponding to the remaining life of the bond plus a premium rate) from the dates on which the principal and interest would have been payable if the redemption had not been made, over (ii) the aggregate principal amount of the bonds being redeemed.

     Insurance - Insurance coverage providing for the timely payment when due of all principal and interest on certain of the Bonds in the Trust may have been obtained by the Trust or by one of the Preinsured Bond Insurers (as indicated in the Bond name), however, certain other Bonds may not be insured. Such insurance does not guarantee the market value of the Bonds or the value of the Units. For Bonds covered under the Trust's insurance policy the insurance is effective only while Bonds thus insured are held in the Trust and the insurance premium, which is a Trust obligation, is paid on a monthly basis. The premium for insurance which has been obtained from various insurance companies by the issuer of the Bond involved is payable by the issuer.

     ASC states that, for financial reporting purposes, insurance coverage of the type acquired by the Trust does not have any measurable fair value in the absence of default of the underlying Bonds or of indications of the probability of such default.

     Fair Value Measurements - As described in Note 1, the Trust utilizes various methods to measure the fair value of its investments. ASC establishes both a framework for measuring fair value as well as a hierarchy that prioritizes inputs to valuation methods. The various inputs that may be used to determine the value of the Trust’s investments are summarized in the three levels presented below. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

     Level 1 – Quoted prices in active markets for identical securities.

     Level 2 – Prices determined using other significant observable inputs. Observable inputs are inputs that other market participants would use in pricing a security, which may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk.

     Level 3 – Prices determined using significant unobservable inputs. In certain situations where quoted prices or observable inputs are unavailable, unobservable inputs may be used. Unobservable inputs reflect the Trust’s own assumptions about the factors market participants would use in pricing an investment, and would be based on the best information available.

11

NOTE 2 - PORTFOLIO (continued)

     The following table summarizes the Trust’s investments as of May 31, 2025 based on the inputs used to value them:

Investments
Valuation Inputs	in Securities
Level 1 – Quoted prices	$ —
Level 2 – Other significant observable inputs	2,523,746
Level 3 – Significant unobservable inputs	—
Total	$ 2,523,746

     Unrealized Appreciation and Depreciation - An analysis of net unrealized appreciation (depreciation) at May 31, 2025 is as follows:

Unrealized Appreciation	$ —
Unrealized Depreciation	(864,106)
$ (864,106)

NOTE 3 - OTHER

     Marketability - Although it is not obligated to do so, the Sponsor may maintain a market for Units and continuously offer to purchase Units at prices, subject to change at any time, based upon the aggregate bid price of the Bonds in the portfolio of the Trust, plus interest accrued to the date of settlement. If the supply of Units exceeds demand, or for other business reasons, the Sponsor may discontinue purchases of Units at such prices. In the event that a market is not maintained for the Units, a Unitholder desiring to dispose of his Units may be able to do so only by tendering such Units to the Trustee for redemption at the redemption price.

     Cost to Investors - The cost to original investors was based on the determination of the aggregate offering price of the Bonds per Unit on the date of an investor’s purchase, plus a sales charge of 3.50% of the public offering price which was equivalent to 3.627% of the aggregate offering price of the Bonds. The secondary market cost to investors is based on the determination of the aggregate bid price of the Bonds per Unit on the date of an investor’s purchase plus a sales charge based upon the years to average maturity of the Bonds in the portfolio. The sales charge ranges from 1.50% of the public offering price (1.523% of the aggregate bid price of the Bonds) for a Trust with a portfolio with less than two years to average maturity to 3.75% of the public offering price (3.896% of the aggregate bid price of the Bonds) for a Trust with a portfolio with twelve or more years to average maturity.

     Compensation of Evaluator and Supervisor - The Supervisor receives a fee for providing portfolio supervisory services for the Trust ($.40 per Unit, not to exceed the aggregate cost of the Supervisor for providing such services to all Invesco unit investment trusts). In addition, the Evaluator receives an annual fee for regularly evaluating each of the Trust’s portfolios. As of September 22, 2022, Invesco Capital Markets, Inc., as compensation for its services as Evaluator, received a fee of $.35 per $1,000 principal amount of securities per Trust annually, not to exceed the aggregate cost for providing such services to all Invesco unit investment trusts. As of November 1, 2020 through September 21, 2022, Invesco Investment Advisers, LLC, as compensation for its services as Evaluator, received a fee of $.35 per $1,000 principal amount of securities per Trust annually. Prior to November 1, 2020, ICE Data Pricing & Reference Data, LLC, as compensation for its services as Evaluator, was receiving a fee of $.39 per $1,000 principal amount of securities per Trust annually. Fees may be adjusted for increases under the category “Services Less Rent of Shelter” in the Consumer Price Index for All Urban Consumers.

NOTE 4 - REDEMPTION OF UNITS

     During each of the three years in the period ended May 31, 2025, 289 Units, 212 Units and 206 Units, respectively, were presented for redemption.

12

NOTE 5 - FINANCIAL HIGHLIGHTS

QUAL/208
	2021 (c)	2022	2023	2024	2025
Per Share Operating Performance:
Net asset value, beginning of period	$ 1,074.08	$ 1,105.49	$ 942.06	$ 850.62	$ 841.76
Income from investment operations:
Net investment income	31.84	31.54	31.52	31.24	31.05
Net realized and unrealized gain (loss)
on investment transactions (a)	28.40	(158.42)	(91.04)	(8.61)	(31.25)
Total from investment operations	60.24	(126.88)	(59.52)	22.63	(0.20)
Distributions to Unitholders from:
Net investment income	(28.83)	(32.03)	(31.92)	(31.49)	(31.13)
Bond sale and redemption proceeds	—	(4.52)	—	—	—
Total distributions to Unitholders	(28.83)	(36.55)	(31.92)	(31.49)	(31.13)
Net asset value, end of period	$ 1,105.49	$ 942.06	$ 850.62	$ 841.76	$ 810.43
Total Return (b):	5.37%	(11.86)%	(6.27)%	2.74%	(0.26)%
Ratios as a Percentage
of Average Net Assets (b):
Expenses	0.18%	0.35%	0.40%	0.42%	0.42%
Net investment income	2.92%	2.98%	3.69%	3.72%	3.59%

(a)	Realized and unrealized gains and losses per unit include the balancing amounts necessary to reconcile the change in net asset value per unit. The per unit amount may be significantly affected based on the changes in units outstanding during the period.
(b)	Not annualized for periods less than one year.
(c)	For the period from June 23, 2020 (date of deposit) through May 31, 2021.

CMSPRO1349

13

Prospectus Part II

September 2025

Insured Municipals Income Trust

Investors’ Quality Tax-Exempt Trust

Van Kampen Focus Portfolios,
Municipal Series

Van Kampen Unit Trusts,
Municipal Series

Invesco Unit Trusts, Municipal Series

A convenient way to invest in a diversified
portfolio of tax-exempt municipal bonds

This prospectus contains two parts.
No one may use this Prospectus Part II unless accompanied by Prospectus Part I.

You should read this prospectus and retain it for future reference.

The Securities and Exchange Commission has not approved or disapproved of the Trust
Units or passed upon the adequacy or accuracy of this prospectus.
Any contrary representation is a criminal offense.

THE TRUSTS

The Fund. Your Trust is one of several unit investment trusts created under the name Insured Municipals Income Trust, Insured Municipals Income Trust and Investors’ Quality Tax-Exempt Trust, Van Kampen Focus Portfolios, Municipal Series, Van Kampen Unit Trusts, Municipal Series or Invesco Unit Trusts, Municipal Series (the “Fund”). The Fund was created under the laws of the State of New York pursuant to a Trust Indenture and Agreement (the “Trust Agreement”), dated the Date of Deposit among Invesco Capital Markets, Inc., as Sponsor and Evaluator, Invesco Investment Advisers LLC, as Supervisor, and The Bank of New York Mellon, as Trustee, or their predecessors.

The Fund consists of separate portfolios of interest-bearing obligations issued by or on behalf of states and territories of the United States, and political subdivisions and authorities thereof, the interest on which is, in the opinion of recognized bond counsel to the issuing authorities, excludable from gross income for Federal income tax purposes under existing law. All issuers of bonds in a State Trust are located in the state for which the Trust is named or in United States territories or possessions and their public authorities; consequently, in the opinion of recognized bond counsel to the issuing authorities, the interest earned on the bonds is exempt from state and local taxes to the extent indicated herein and to the extent permitted under local law. Further, in the opinion of bond counsel to the respective issuers rendered at closing, the interest income of each bond in a U.S. Territorial IM-IT Trust is exempt from state, Commonwealth of Puerto Rico and local income taxation. Interest on certain bonds in a National Quality AMT Trust may be a preference item for purposes of the alternative minimum tax. Accordingly, a National Quality AMT Trust may be appropriate only for investors who are not subject to the alternative minimum tax. Trusts that hold only insured bonds are referred to herein as “Insured Trusts”. “Long-Term Trust” refers to IM-IT, Investment Grade Municipal, IM-IT Discount U.S. Territorial IM-IT, High Grade Tax-Exempt Bond Trust, 20+ Year Series, Long-Term State and National Quality Trusts. “Investment Grade Municipal Intermediate Trust” refers to an Investment Grade Municipal Trust which is designated as an “intermediate series” or “7-13 Year Series” in the name of such Trust. “Intermediate-Term Trust” refers to Strategic Municipal Trust Intermediate Series, State Intermediate Trusts, Investment Grade Municipal Intermediate Trusts and State Intermediate Laddered Maturity Trusts. Trusts that are named for a particular state are referred to herein as “State Trusts”. “State Intermediate Trust” refers to a State Trust which is designated as an “intermediate series” in the name of such Trust. “State Intermediate Laddered Maturity Trust” refers to a State Trust which is designated as an “intermediate laddered maturity series” in the name of such Trust. State Trusts, other than State Intermediate Laddered Maturity Trusts or State Intermediate Trusts, are referred to herein as “Long-Term State Trusts”. “Investment Grade Municipal Limited Maturity Trust” refers to an Investment Grade Municipal Trust which is designated as a “limited maturity series” in the name of such Trust. “10-20 Year Trust” refers to a trust which is designated as a “10-20 year series” in the name of such trust.

On the Date of Deposit, the Sponsor deposited the bonds with the Trustee. The bonds initially consisted of delivery statements relating to contracts for their purchase and cash, cash equivalents and/or irrevocable letters of credit issued by a financial institution. Thereafter, the Trustee, in exchange for the bonds, delivered to the Sponsor evidence of ownership of the Units.

The following table sets forth the approximate range of maturities in years from the Date of Deposit for bonds held in the indicated Trusts:

Approximate Maturity
From Date of Deposit
Trust	in Years
IM-IT, Investment Grade Municipal, IM-IT Discount, U.S. Territorial IM-IT,
Long-Term State and National Quality Trust	15 to 40
High Grade Tax-Exempt Bond Trust, 20+ Year Series	20 to 30
IM-IT Laddered Series	10 to 30
Investment Grade Municipal Limited Maturity Trust	17 to 22
10-20 Year Trust	10 to 20
IM-IT Limited Maturity Trust and Quality Municipals Income Trust (QM-IT)
Limited Maturity Series	12 to 15
Investment Grade Municipal Intermediate Trust	7 to 13
IM-IT Intermediate Trust and Strategic Municipal Trust Intermediate Series	5 to 15
State Intermediate Laddered Maturity Trust	5 to 10
IM-IT Short Intermediate Trust	3 to 7

The portfolio of any IM-IT Laddered Series is structured so that approximately 20% of the bonds will mature every five years, beginning in approximately the tenth year of the Trust, entitling each Unitholder to return of principal. The portfolio of any State Intermediate Laddered Maturity Trust is structured so that approximately 20% of the bonds will mature each year, beginning in approximately the fifth year of the Trust, entitling each Unitholder to a return of principal. This return of principal may offer

Unitholders the opportunity to respond to changing economic conditions and to specific financial needs that may arise during the periods of scheduled maturities. However, the flexibility provided by the return of principal may also eliminate a Unitholder’s ability to reinvest at a rate as high as the yield on the bonds which matured.

Each Unit represents a fractional undivided interest in the principal and net income of a Trust. To the extent that any Units are redeemed to the Trustee, the fractional undivided interest in a Trust represented by each Unit will increase, although the actual interest in the Trust will remain unchanged. Units will remain outstanding until redeemed by Unitholders or until the termination of the Trust Agreement.

Objectives and Bond Selection. The Trusts seek to preserve capital and to provide federal tax-exempt income and, in the case of most State Trusts, federal and state tax-exempt income. The Trusts invest in portfolios of municipal bonds issued by or on behalf of states and territories of the United States, and political subdivisions and authorities thereof, the interest on which is, in the opinion of recognized bond counsel to the issuing authorities, excludable from gross income for federal and, for State Trusts, state and, if applicable, local personal income tax purposes under existing law. An IM-IT Laddered Series has additional objectives of providing protection against changes in interest rates and investment flexibility through an investment in a laddered portfolio of interest-bearing obligations with maturities ranging from approximately 10 to 30 years in which roughly 20% of the bonds mature every five years beginning in approximately the tenth year of the Trust. A State Intermediate Laddered Maturity Trust has additional objectives of providing protection against changes in interest rates and investment flexibility through an investment in a laddered portfolio of intermediate-term interest-bearing obligations with maturities ranging from approximately 5 to 10 years in which roughly 20% of the bonds mature each year beginning in approximately the fifth year of the Trust. There is, of course, no guarantee that the Trusts will achieve their objectives. A Trust may be an appropriate investment vehicle for investors who desire to participate in a portfolio of tax-exempt fixed income bonds with greater diversification than they might be able to acquire individually. Diversification of a Trust’s assets will not eliminate the risk of loss always inherent in the ownership of bonds. Insurance guaranteeing the timely payment, when due, of all principal and interest on the bonds in each Insured Trust has been obtained from municipal bond insurance companies. See “Insurance on the Bonds”. In addition, these bonds are often not available in small amounts.

In selecting bonds for the Trusts, the Sponsor considered the following factors, among others: (a) the ratings criteria applicable to your Trust as listed under “Principal Investment Strategy”, (b) the prices of the bonds relative to other bonds of comparable quality and maturity, (c) the current income provided by the bonds, (d) the diversification of bonds as to purpose of issue and location of issuer and (e) the probability of early return of principal or high legal or event risk. After the Date of Deposit, a bond may cease to be rated or its rating may be reduced below the minimum required as of the Date of Deposit. Neither event requires elimination of a bond from a Trust but may be considered in the Sponsor’s determination as to whether or not to direct the Trustee to dispose of the bond (see “Trust Administration--Portfolio Administration”). In particular, the ratings of the bonds in any Investment Grade Municipal Trust could fall below “investment grade” (i.e., below “BBB-” or “Baa3”) during the Trust’s life and the Trust could continue to hold the bonds. See “The Trusts--Risk Factors”.

The Bonds. Your Trust invests in municipal bonds. States, municipalities and public authorities issue these bonds to raise money for a variety of purposes. In selecting bonds, we seek to diversify your portfolio by type of bond purpose. This section briefly describes different bond types to help you better understand your investment. The types of bonds and percentages they represent in your portfolio are listed under “Portfolio” in Prospectus Part 1. These bonds are described in greater detail in the Information Supplement. See “Additional Information”.

General obligation bonds are backed by the general taxing power of the issuer. The issuer secures these bonds by pledging its faith, credit and unlimited taxing power for the payment of principal and interest.

Revenue bonds are payable only from the revenue of a specific project or authority. They are not supported by the issuer’s general power to levy taxes. The risk of default in payment of interest or principal increases if the income of the related project falters because that income is the only source of payment. All of the following bonds are revenue bonds.

Certificates of participation are generally a type of municipal lease obligation. Lease payments of a governmental entity secure payments on these bonds. These payments depend on the governmental entity budgeting appropriations for the lease payments. A governmental body cannot obligate future governments to appropriate for or make lease payments, but governments typically promise to take action necessary to include lease payments in their budgets. If a government fails to budget for or make lease payments, sufficient funds may not exist to pay interest or principal on these bonds.

Tax district bonds are obligations secured by a pledge of taxing power by a municipality, such as tax increment financing or tax allocation bonds. These bonds are similar to general obligation bonds. Unlike general obligation bonds, however, the municipality does not pledge its unlimited taxing power to pay these bonds. Instead, the municipality pledges revenues from a specific tax to pay these bonds. If the tax cannot support payment of interest and principal, a municipality may need to raise the related tax to pay these bonds. An inability to raise the tax could have an adverse effect on these bonds.

Airport bonds are obligations of issuers that own and operate airports. The ability of the issuer to make payments on these bonds primarily depends on the ability of airlines to meet their obligations under use agreements. Due to increased competition, deregulation, increased fuel costs and other factors, some airlines may have difficulty meeting these obligations.

General purpose bonds include bonds chosen by the Sponsor for the Trust that may not fall directly into the other broad bond categories described herein. Bonds in your Trust designated as general purpose bonds may include categorizations including, but not limited to, industrial revenue bonds, housing and building bonds, facilities bonds and tax district bonds. In general, the ability of these issuers to make payments on bonds depends on a variety factors such as the creditworthiness of the company or issuer operating the projects, government regulations and solvency of municipalities.

Health care bonds are obligations of issuers that derive revenue from hospitals and hospital systems, including mental health facilities, nursing homes and intermediate care facilities. The ability of these issuers to make payments on bonds depends on factors such as facility occupancy levels, demand for services, competition resulting from hospital mergers and affiliations, the need to reduce costs, government regulation, costs of malpractice insurance and claims, and government financial assistance (such as Medicare and Medicaid).

Higher education bonds are obligations of issuers that operate universities and colleges. These issuers derive revenues from tuition, dormitories, grants and endowments. These issuers face problems related to declines in the number of college-age individuals, possible inability to raise tuitions and fees, uncertainty of continued federal grants, state funding or donations, and government legislation or regulation.

Public education bonds are obligations of issuers that operate primary and secondary schools. The ability of these issuers to make payments on these bonds depends primarily on ad valorem taxes. These issuers may also face problems related to litigation contesting state constitutionality of public education financing.

Transportation bonds are obligations of issuers that own and operate public transit systems, ports, highways, turnpikes, bridges and other transportation systems. The ability of these issuers to make payments on these bonds depends on variations in use, the degree of government subsidization, competition from other forms of transportation and increased costs. Port authorities derive revenues primarily from fees imposed on ships using the port facilities. These fees can fluctuate depending on the local economy and competition from air, rail and truck transportation. Increased fuel costs, alternative transportation modes and competition from toll-free bridges and roads will impact revenues of issuers that operate bridges, roads or tunnels.

Utilities bonds are obligations of issuers that derive revenue from the retail sale of utilities to customers. This category of bonds consists of bonds including, but not limited to, retail electric, gas and telephone bonds, waste disposal bonds, water and sewer bonds, and wholesale electric bonds. The ability of these issuers to make payments on these bonds depends on factors such as the rates and demand for these utilities, competition, government regulation and rate approvals, overhead expenses and the cost of fuels. These issuers face problems such as cost and delays due to environmental concerns, effects of conservation and recycling, destruction or condemnation of a project, void or unenforceable contracts, changes in the economic availability of raw materials, operating supplies or facilities, zoning ordinances, and other unavoidable changes that adversely affect operation of a project.

More About the Bonds. In addition to describing the purpose of the bonds, other information about the bonds is also listed in the “Portfolio” in Prospectus Part I. This information relates to other characteristics of the bonds. This section briefly describes some of these characteristics.

Original issue discount bonds were initially issued at a price below their face (or par) value. These bonds typically pay a lower interest rate than comparable bonds that were issued at or above their par value. In a stable interest rate environment, the market value of these bonds tends to increase more slowly in early years and in greater increments as the bonds approach maturity. The issuers of these bonds may be able to call or redeem a bond before its stated maturity date and at a price less than the bond’s par value.

Zero coupon bonds are a type of original issue discount bond. These bonds do not pay any current interest during their life. If an investor owns this type of bond, the investor has the right to receive a final payment of the bond’s par value at maturity. The price of these bonds often fluctuates greatly during periods of changing market interest rates compared to bonds that make current interest payments. The issuers of these bonds may be able to call or redeem a bond before its stated maturity date and at a price less than the bond’s par value.

Municipal Bond Risk Factors. All investments involve risk. This section describes the main risks that can impact the value of bonds in your Trust. You should understand these risks before you invest. If the value of the bonds falls, the value of your Units will also fall. You can lose money by investing in a Trust. No one can guarantee that your Trust will achieve its objective or that your investment return will be positive over any period. The Information Supplement contains a more detailed discussion of risks related to your investment.

Current economic conditions. Following Russia's invasion of Ukraine in late February 2022, various countries, including the United States and members of NATO and the European Union (“EU”), issued broad-ranging economic sanctions against Russia and Belarus. The resulting responses to the military actions (and potential further sanctions in response to continued military activity), the potential for military escalation and other corresponding events have had, and could continue to have, severe negative effects on regional and global economic and financial markets, including increased volatility, reduced liquidity and overall uncertainty. The negative impacts may be particularly acute in certain sectors including, but not limited to, energy, financials commodities, engineering, and defense. Russia may take additional counter measures or retaliatory actions (including cyberattacks), which could exacerbate negative consequences on global financial markets. Furthermore, the more recent hostilities by Hamas and Iran against Israel, and the possibility of further military escalation in the Middle East, may negatively impact certain sectors and possibly certain securities in your Trust. The duration of ongoing hostilities and corresponding sanctions and related events cannot be predicted. The foregoing may result in a negative impact on your Trust's performance and the value of an investment in your Trust, even beyond any direct investment exposure your Trust may have to issuers located or operating in the affected or adjoining geographic regions. Even though your Trust is supervised, you should remember that we do not manage your Trust. Your Trust will not sell a security solely because the market value falls as is possible in a managed fund.

Market risk is the risk that the value of the bonds in your Trust will fluctuate. This could cause the value of your Units to fall below your original purchase price or below the par value. Market value fluctuates in response to various factors. These can include changes in interest rates, inflation, the financial condition of a bond’s issuer or insurer, perceptions of the issuer or insurer, or ratings on a bond. The imposition of tariffs, trade restrictions, currency restrictions or similar actions (or retaliatory measures taken in response to such actions), or the threat or potential of one or more such events and developments, could lead to price volatility and overall declines in the US and global investment markets. Additionally, certain geopolitical and other events, including environmental events and public health events such as epidemics and pandemics, may have a global impact and add to instability in world economies and markets generally. Changing economic, political or financial market conditions in one country or geographic region could adversely affect the market value of the securities held by your Trust in a different country or geographic region due to increasingly interconnected global economies and financial markets. Even though the Supervisor supervises your portfolio, you should remember that no one manages your portfolio. Your Trust will not sell a bond solely because the market value falls as is possible in a managed fund.

Interest rate risk is the risk that the value of bonds will fall if interest rates increase. Bonds typically fall in value when interest rates rise and rise in value when interest rates fall. Bonds with longer periods before maturity are often more sensitive to interest rate changes. Recently, the U.S. Federal Reserve has implemented several successive rate hikes and indicated that it may continue to do so in the future. Due to the current period of historically low rates, the securities held directly or indirectly by your Trust may be subject to a greater risk of rising interest rates than would normally be the case. The negative impact on fixed income securities from any interest rate increases could be swift and significant.

Credit risk is the risk that a bond’s issuer or insurer is unable to meet its obligation to pay principal or interest on the bond.

Call risk is the risk that the issuer prepays or “calls” a bond before its stated maturity. An issuer might call a bond if interest rates fall and the bond pays a higher interest rate or if it no longer needs the money for the original purpose. If an issuer calls a bond, your Trust will distribute the principal to you but your future interest distributions will fall. You might not be able to reinvest this principal at as high a yield. A bond’s call price could be less than the price your Trust paid for the bond and could be below the bond’s par value. This means that you could receive less than the amount you paid for your units. If enough bonds in your Trust are called, your Trust could terminate early. The first date that the issuer can call each bond in the portfolio is listed in Prospectus Part I along with the price the issuer would have to pay. Some or all of the bonds may also be subject to extraordinary optional or mandatory redemptions if certain events occur, such as certain changes in tax laws, the substantial damage or destruction by fire or other casualty of the project for which the proceeds of the bonds were used, and various other events. The call provisions are described in general terms in the “Redemption Feature” column of the “Portfolio” section in Prospectus Part I, and the notes thereto. Additional discussion of call provisions appears in the Information Supplement.

Bond quality risk is the risk that a bond will fall in value if a rating agency decreases the bond’s rating.

Bond concentration risk is the risk that your Trust is less diversified because it concentrates in a particular type of bond. When a certain type of bond makes up 25% or more of a Trust, the Trust is considered to be “concentrated” in that bond type. The different bond types are described under “The Bonds”.

Reduced diversification risk is the risk that your Trust will become smaller and less diversified as bonds are sold, are called or mature. This could increase your risk of loss and increase your share of Trust expenses.

Liquidity risk is the risk that the value of a bond will fall if trading in the bond is limited or absent. The market for certain investments may become less liquid or illiquid due to adverse changes in the conditions of a particular issuer or due to adverse market or economic conditions. In the absence of a liquid trading market for a particular security, the price at which such security may be sold to meet redemptions, as well as the value of the Units of your Trust, may be adversely affected. No one can guarantee that a liquid trading market will exist for any bond because these bonds generally trade in the over-the-counter market (they are not listed on a securities exchange).

Insurer default risk is the risk that an investor of an insured trust could lose income and/or principal if the issuer and the insurer of a municipal bond both default in making their payment obligations.

Litigation and legislation risk is the risk that future litigation or legislation could affect the value of your Trust. For example, future legislation could reduce tax rates, impose a flat tax, exempt all investment income from tax or change the tax status of the bonds. Litigation could challenge an issuer’s authority to issue or make payments on bonds.

Cybersecurity Risk. With the increased use of technologies such as the Internet to conduct business, your Trust may be susceptible to operational, information security and related risks. Cybersecurity incidents involving your Trust and its service providers (including, without limitation, the Sponsor and the Trustee) have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, impediments to trading, the inability of Unitholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. Similar adverse consequences could result from cybersecurity incidents affecting issuers of securities in which your Trust invests, counterparties with which your Trust engages, governmental and other regulatory authorities, exchanges and other financial market operators, banks, brokers, dealers, insurance companies, other financial institutions and other parties. Your Trust and its Unitholders could be negatively impacted as a result.

State risk factors. Your Trust may invest significantly in municipal bonds of issuers from a particular state. The financial condition of a state may be affected by various national, economic, social and environmental policies and conditions. Additionally, limitations imposed by constitutional amendments, legislative measures, or voter initiatives on a state and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the state and its local governments and, therefore, the ability of the issuers of the bonds to satisfy their obligations.

The economic vitality of a state and its various regions and, therefore, the ability of the state and its local governments to satisfy the bonds, are affected by numerous factors, such as natural disasters, complications with exports and industry deregulation.

A state may be a party to numerous lawsuits in which an adverse final decision could materially affect the state’s governmental operations and consequently its ability to pay debt service on its obligations.

No FDIC Guarantee. An investment in your Trust is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

ESTIMATED CURRENT AND LONG-TERM RETURNS

The Estimated Current Return and the Estimated Long-Term Return are set forth in the Prospectus Part I. Estimated Current Return is calculated by dividing the estimated net annual interest income per Unit by the Public Offering Price. The estimated net annual interest income per Unit will vary with changes in fees and expenses of the Trust and with the principal prepayment, default (if any), redemption, maturity, exchange or sale of bonds. The Public Offering Price will vary with changes in the price of the bonds. Accordingly, there is no assurance that the present Estimated Current Return will be realized in the future. Estimated Long-Term Return is calculated using a formula which (1) takes into consideration, and determines and factors in the relative weightings of, the market values, yields (which takes into account the amortization of premiums and the accretion of discounts) and estimated retirements of the bonds and (2) takes into account the expenses and sales charge associated with Units. Since the value and estimated retirements of the bonds and the expenses of a Trust will change, there is no assurance that the present Estimated Long-Term Return will be realized in the future. The Estimated Current Return and Estimated Long-Term Return are expected to differ because the calculation of Estimated Long-Term Return reflects the estimated dates and amounts of principal returned on the bonds while the Estimated Current Return calculation includes only net annual interest income and Public Offering Price.

PUBLIC OFFERING

General. Units are offered at the Public Offering Price. The secondary market Public Offering Price is based on the bid prices of the bonds, the sales charge described below, cash, if any, in the Principal Account and accrued interest, if any. The actual sales charge that may be paid by an investor may differ slightly from the sales charges due to rounding that occurs in the calculation of the Public Offering Price and in the number of Units purchased. The minimum purchase is one Unit. Certain broker-dealers or selling firms may charge an order handling fee for processing Unit purchases.

The maximum secondary market sales charge is computed as described in the following table based upon the estimated long-term return life in years (ELTR Life) of a Trust’s portfolio:

ELTR Life (Years)	Sales Charge
Less than 2	1.50%
2 but less than 5	2.20
5 but less than 12	2.75
12 and over	3.75

The ELTR Life represents the estimated life of the bonds in a Trust’s portfolio as determined for purposes of calculating Estimated Long-Term Return. See “Estimated Current and Long-Term Returns”. The sales charges in the above table are expressed as a percentage of the secondary market Public Offering Price per Unit. For example, the maximum secondary market sales charge for a Trust with an ELTR Life of “5 but less than 12” years would be 2.75% of the Public Offering Price per Unit (2.828% of the aggregate bid price of the bonds).

Reducing Your Sales Charge. Employees, officers and directors (including their spouses (or the equivalent if recognized under local law) and children or step-children under 21 living in the same household, parents or step-parents and trustees, custodians or fiduciaries for the benefit of such persons) of Invesco Capital Markets, Inc. and its affiliates and dealers and their affiliates may purchase Units at the Public Offering Price less the applicable dealer concession. All employee discounts are subject to the policies of the related selling firm, including any eligibility limitations enforced by the selling firm. Only employees, officers and directors of companies that allow their employees to participate in this employee discount program are eligible for the discounts.

Unit Price. The Public Offering Price of Units will vary from the amounts stated under “Summary of Essential Financial Information” in Prospectus Part I in accordance with fluctuations in the prices of the bonds. The “Evaluation Time” is the close of trading on the New York Stock Exchange on each day that the Exchange is open for regular trading or earlier on days where the Bond Market Association recommends an early bond market close. Orders received by the Trustee or Sponsor for purchases, sales or redemptions after that time, or on a day when the New York Stock Exchange is closed, will be held until the next determination of price. The secondary market Public Offering Price per Unit will be equal to the aggregate bid price of the bonds plus the applicable secondary market sales charge and dividing the sum by the number of Units outstanding. For secondary market purposes, this computation will be made by the Evaluator as of the Evaluation Time for each day on which any Unit is tendered for redemption and as necessary. The offering price of bonds may be expected to range approximately from 0.125% to 1.25% more than the bid price.

The aggregate price of the bonds is determined on the basis of bid prices (a) on the basis of current market prices obtained from dealers or brokers who customarily deal in bonds comparable to those held by the Fund; (b) if these prices are not available, on the basis of current market prices for comparable bonds; (c) by causing the value of the bonds to be determined by others engaged in the practice of evaluation, quoting or appraising comparable bonds; or (d) by any combination of the above. Market prices of the bonds will generally fluctuate with changes in market interest rates.

A person will become the owner of Units on the date of settlement provided payment has been received. Cash, if any, made available to the Sponsor prior to the date of settlement for the purchase of Units may be used in the Sponsor’s business and may be deemed to be a benefit to the Sponsor, subject to the limitations of the Securities Exchange Act of 1934, as amended (“1934 Act”).

Accrued Interest. Accrued interest is an accumulation of unpaid interest on securities which generally is paid by the bonds semi-annually, although each Trust accrues interest daily. Because of this, a Trust always has an amount of interest earned but not yet collected by the Trustee. For this reason, with respect to purchases of Units in the secondary market, the proportionate share of accrued interest to the settlement date is added to the Public Offering Price of Units. You will receive the amount of accrued interest paid on your Units on the next distribution date. Because of the varying interest payment dates of the bonds, accrued interest at any point in time will be greater than the amount of interest actually received by a Trust and distributed to Unitholders. If you sell or redeem all or a portion of your Units, you will be entitled to receive your proportionate share of the accrued interest from the purchaser of your Units.

Unit Distribution. Units will be distributed to the public by broker-dealers and others at the Public Offering Price, plus accrued interest. The Sponsor intends to qualify Units for sale in a number of states. Broker-dealers or others will be allowed a concession or agency commission in connection with the distribution of Units equal to 80% of the sales charge applicable to the transaction provided that the Units are acquired from the Sponsor. Certain commercial banks may be making Units available to their customers on an agency basis. A portion of the sales charge paid by these customers (equal to the agency commission referred to above) is retained by or remitted to the banks. Any discount provided to investors will be borne by the selling dealer or agent. The Sponsor reserves the right to reject, in whole or in part, any order for the purchase of Units and to change the amount of the concession or agency commission to dealers and others up to the entire amount of the sales charge.

Sponsor Compensation. The Sponsor will receive a gross sales commission equal to the sales charge applicable to the transaction involved. See “Public Offering--General”. In addition, the Sponsor realized a profit or loss, as a result of the difference between the price paid for the bonds by the Sponsor and the cost of the bonds to a Trust. The Sponsor has not participated as sole underwriter or as manager or as a member of the underwriting syndicates from which the bonds in the Trusts were acquired. The Sponsor may further realize profit or loss as a result of possible fluctuations in the market value of the bonds since all proceeds received from purchasers of Units (excluding dealer concessions or agency commissions allowed, if any) will be retained by the Sponsor. The Sponsor will also realize profits or losses in the amount of any difference between the price at which Units are purchased and the price at which Units are resold in connection with maintaining a secondary market for Units and will also realize profits or losses resulting from a redemption of repurchased Units at a price above or below the purchase price.

Broker-dealers of the Trusts, banks and/or others are eligible to participate in a program in which such firms receive from the Sponsor a nominal award for each of their representatives who have sold a minimum number of units of unit investment trusts created by the Sponsor during a specified time period. In addition, at various times the Sponsor may implement other programs under which the sales forces of such firms may be eligible to win other nominal awards for certain sales efforts, or under which the Sponsor will reallow to any such firms that sponsor sales contests or recognition programs conforming to criteria established by the Sponsor, or participate in sales programs sponsored by the Sponsor, an amount not exceeding the total applicable sales charges on the sales generated by such persons at the public offering price during such programs. Also, the Sponsor in its discretion may from time to time pursuant to objective criteria established by the Sponsor pay fees to qualifying firms for certain services or activities which are primarily intended to result in sales of Units of the Trusts. Such payments are made by the Sponsor out of its own assets, and not out of the assets of the Trusts. These programs will not change the price Unitholders pay for their Units or the amount that the Trusts will receive from the Units sold.

Market for Units. Although not obligated to do so, the Sponsor intends to maintain a market for Units and offer to purchase Units at prices, subject to change at any time, based upon the aggregate bid prices of the bonds plus accrued interest and any principal cash on hand, less any amounts representing taxes or other governmental charges payable out of the Trust and less any accrued Trust expenses. If the supply of Units exceeds demand or if some other business reason warrants it, the Sponsor may either discontinue all purchases of Units or discontinue purchases of Units at these prices. If a market is not maintained and the Unitholder cannot find another purchaser, a Unitholder will be able to dispose of Units by tendering them to the Trustee for redemption at the Redemption Price. See “Rights of Unitholders--Redemption of Units”. A Unitholder who wishes to dispose of his Units should inquire of his broker as to current market prices in order to determine whether there is in any price in excess of the Redemption Price and, if so, the amount thereof. The Trustee will notify the Sponsor of any tender of Units for redemption. If the Sponsor’s bid in the secondary market at that time equals or exceeds the Redemption Price per Unit, it may purchase the Units not later than the day on which the Units would otherwise have been redeemed by the Trustee.

RIGHTS OF UNITHOLDERS

Distributions of Interest and Principal. Unitholders who purchase Units in the secondary market will receive distributions in accordance with the election, if any, of the prior owner. Interest received by a Trust, pro rated on an annual basis, will be distributed monthly unless the prior owner of your Units elected to receive quarterly or semi-annual distributions. Certain Trusts offer only monthly distribution options while others offer only monthly and semi-annual distribution options. A Trust that has elected to be structured as a “regulated investment company” for federal tax purposes may make additional distributions at the end of each year.

Interest received by a Trust, including that part of the proceeds of any disposition of bonds which represents accrued interest, is credited by the Trustee to the Interest Account. Other receipts are credited to the Principal Account. Interest received will be distributed on each distribution date to Unitholders of record as of the preceding record date. All distributions will be net of estimated expenses. The Trustee is not required to pay interest on funds held in the Principal or Interest Account (but may itself earn interest thereon and therefore benefits from the use of these funds).

For a Trust with a Date of Deposit prior to April 21, 2009, funds in the Principal Account will be distributed on each semi-annual distribution date to Unitholders of record as of the preceding semi-annual record date. The Trustee is not required to make a distribution from the Principal Account unless the amount available for distribution therein shall equal at least $1.00 per Unit. However, should the amount available for distribution in the Principal Account equal or exceed $10.00 per Unit, the Trustee will make a special distribution from the Principal Account on the next monthly distribution date to Unitholders of record on the related monthly record date.

For a Trust with a Date of Deposit on or after April 21, 2009, should the amount available for distribution in the Principal Account equal or exceed $5.00 per Unit, the Trustee will make a distribution from the Principal Account on the next monthly distribution date to Unitholders of record on the related monthly record date. However, funds in the Principal Account will be distributed on the last distribution date of each calendar year to Unitholders of record as of the preceding record date if the amount available for distribution shall equal at least $1.00 per Unit.

Because interest payments are not received by a Trust at a constant rate throughout the year, interest distributions may be more or less than the amount credited to the Interest Account as of the record date. For the purpose of minimizing fluctuations in interest distributions, the Trustee is authorized to advance amounts necessary to provide interest distributions of approximately equal amounts. The Trustee is reimbursed for these advances from funds in the Interest Account on the next record date. Persons who purchase Units between a record date and a distribution date will receive their first distribution on the second distribution date after the purchase, under the applicable plan of distribution.

Redemption of Units. All or a portion of your Units may be tendered to The Bank of New York Mellon, the Trustee, for redemption at Unit Investment Trust Division, 111 Sanders Creek Parkway, East Syracuse, New York 13057, on any day the New York Stock Exchange is open. No redemption fee will be charged by the Sponsor or the Trustee, but you are responsible for applicable governmental charges, if any. Units redeemed by the Trustee will be canceled. You may redeem all or a portion of your Units by sending a request for redemption to your bank or broker-dealer through which you hold your Units. No later than one business day (or as otherwise may be prescribed by the applicable rules under the 1934 Act) following satisfactory tender, the Unitholder will receive an amount for each Unit equal to the Redemption Price per Unit next computed after receipt by the Trustee of the tender of Units. The “date of tender” is deemed to be the date on which Units are received by the Trustee, except that as regards Units received after the Evaluation Time on days of trading on the New York Stock Exchange, the date of tender is the next day on which that Exchange is open and the Units will be deemed to have been tendered to the Trustee on that day for redemption at the Redemption Price. Redemption requests received by authorized financial professionals prior to the Evaluation Time that are properly transmitted to the Trustee by the time designated by the Trustee, are priced based on the date of receipt. Redemption requests received by the Trustee after the Evaluation Time, and redemption requests received by authorized financial professionals after the Evaluation Time or redemption requests received by such persons that are not transmitted to the Trustee until after the time designated by the Trustee, are priced based on the date of the next determined redemption price provided they are received timely by the Trustee on such date. It is the responsibility of authorized financial professionals to transmit redemption requests received by them to the Trustee so they will be received in a timely manner. Certain broker-dealers or selling firms may charge an order handling fee for processing redemption requests. Units redeemed directly through the Trustee are not subject to such fees.

Under Internal Revenue Service (“IRS”) regulations, the Trustee is required to withhold a specified percentage of a Unit redemption if the Trustee has not received the Unitholder’s tax identification number as required by such regulations. Any amount withheld is transmitted to the IRS and may be recovered by the Unitholder only when filing a return. Under normal circumstances the Trustee obtains the Unitholder’s tax identification number from the selling broker. However, at any time a Unitholder elects to tender Units for redemption, the Unitholder should provide a tax identification number to the Trustee in order to avoid this possible “back-up withholding”.

The Redemption Price per Unit (as well as the secondary market Public Offering Price) will be determined on the basis of the bid price of the bonds as of the Evaluation Time on days of trading on the New York Stock Exchange on the date any such determination is made. The Evaluator determines the Redemption Price per Unit on days Units are tendered for redemption. The Redemption Price per Unit is the pro rata share of each Unit on the basis of (i) the cash on hand in the Trust or moneys in the process of being collected, (ii) the value of the bonds based on the bid prices of the bonds, except for cases in which the value of insurance (if any) has been included, and (iii) accrued interest, less (a) amounts representing taxes or other governmental charges and (b) the accrued Trust expenses. The value of the bonds may be determined by employing any of the methods set forth in “Public Offering--Offering Price”. Accrued interest paid on redemption shall be withdrawn from the Interest Account or, if the balance therein is insufficient, from the Principal Account. All other amounts will be withdrawn from the Principal Account. Units so redeemed shall be cancelled.

The price at which Units may be redeemed could be less than the price paid by the Unitholder and may be less than the par value of the bonds represented by the Units redeemed. The Trustee may sell bonds to cover redemptions. When bonds are sold, the size and diversity of the Trust will be reduced. Sales may be required at a time when bonds would not otherwise be sold and might result in lower prices than might otherwise be realized.

In addition, with respect to Van Kampen Unit Trusts, Municipal Series 654 and subsequent series, the Trustee reserves the right to satisfy any redemption of 1,000 or more Units with an aggregate redemption price of $1,000,000 or more via an in kind distribution of bonds. An in kind distribution of bonds will be made by the Trustee through the distribution of each of the bonds in the Trust in book-entry form to the account of the Unitholder’s broker-dealer at Depository Trust Company (“DTC”). Amounts representing fractional portions of a bond will be distributed in cash. The Trustee may adjust the bonds included in a Unitholder’s in kind distribution to facilitate the distribution of whole bonds. Special tax consequences will result if a Unitholder receives an in kind distribution. See “Federal Tax Status”.

The right of redemption may be suspended and payment postponed for any period during which the New York Stock Exchange is closed, other than for customary weekend and holiday closings, or during which the SEC determines that trading on that Exchange is restricted or an emergency exists, as a result of which disposal or evaluation of the bonds is not reasonably practicable, or for other periods as the Securities and Exchange Commission (the “SEC”) may by order permit. Under certain extreme circumstances the Sponsor may apply to the SEC for an order permitting a full or partial suspension of the right of Unitholders to redeem their Units.

Exchange Option. When you redeem Units of your Trust or when your Trust terminates, you may be able to exchange your Units for units of other Invesco unit trusts at a reduced sales charge. An exchange does not avoid a taxable disposition of your redeemed Units. You should contact your financial professional for more information about trusts currently available for exchanges. Before you exchange Units, you should read the prospectus of the new trust carefully and understand the risks and fees. You should then discuss this option with your financial professional to determine whether your investment goals have changed, whether current trusts suit you and to discuss tax consequences. We may discontinue this option at any time. The exchange will generally be treated as a sale and a taxable transaction for federal and state income tax purposes.

Units. Ownership of Units is evidenced in book-entry form only and will not be evidenced by certificates. Units purchased or held through your bank or broker-dealer will be recorded in book-entry form and credited to the account of your bank or broker-dealer at DTC. Units are transferable by contacting your bank or broker-dealer through which you hold your Units. Transfer, and the requirements therefore, will be governed by the applicable procedures of DTC and your agreement with the DTC participant in whose name your Units are registered on the transfer records of DTC.

Reports Provided. Unitholders will receive a statement of interest and other receipts received for each distribution. For as long as the Sponsor deems it to be in the best interest of Unitholders, the accounts of each Trust will be audited annually by an independent registered public accounting firm and the report of the accountants will be furnished to Unitholders upon request.

In addition, at the end of each calendar year, the Trustee will prepare a statement which contains the following information:

•	A summary of transactions in your Trust for the year;
•	A list of bonds held at the end of that year by your Trust;
•	The Redemption Price per Unit and the number of Units outstanding, computed on the 31st day of December of such year (or the last business day before); and
•	Amounts of interest and principal distributed during the year.

Beginning calendar year-end 2022, the annual statements will be made available at www.invesco.com/us/financial-products/unit-trusts within a reasonable period of time after the end of each calendar year. You may also request an annual statement be sent to you by calling the Trustee at 800-856-8487.

Unitholders will be furnished the Evaluator’s evaluations of the bonds upon request to the Trustee. If you have questions regarding your account or your Trust, please contact your financial advisor or the Trustee. The Sponsor does not have access to individual account information.

INSURANCE ON THE BONDS IN THE INSURED TRUSTS

Insurance may have been obtained guaranteeing prompt payment of interest and principal, when due, in respect of some or all of the bonds in your Trust. The premium for any Preinsured Bond Insurance has been paid by the issuer, by a prior owner of the bonds and any policy is non-cancelable and will continue in force so long as the bonds so insured are outstanding and the Preinsured Bond Insurer remains in business. More detailed information regarding insurance on the bonds and the Preinsured Bond Insurer is included in the Information Supplement. See “Additional Information”.

FUND ADMINISTRATION

Sponsor and Evaluator. Invesco Capital Markets, Inc. is the Sponsor and Evaluator of your Trust. The Sponsor is a wholly owned subsidiary of Invesco Advisers, Inc. (“Invesco Advisers”). Invesco Advisers is an indirect wholly owned subsidiary of Invesco Ltd., a leading independent global investment manager that provides a wide range of investment strategies and vehicles to its retail, institutional and high net worth clients around the globe. The Sponsor’s principal office is located at 11 Greenway Plaza, Houston, Texas 77046-1173. As of June 30, 2025, the total stockholders’ equity of Invesco Capital Markets, Inc. was

$51,683,025.91 (unaudited). The current assets under management and supervision by Invesco Ltd. and its affiliates were valued at approximately $2,001.4 billion as of June 30, 2025.

The Sponsor and your Trust have adopted a code of ethics requiring Invesco Ltd.’s employees who have access to information on Trust transactions to report personal securities transactions. The purpose of the code is to avoid potential conflicts of interest and to prevent fraud, deception or misconduct with respect to your Trust. The Information Supplement contains additional information about the Sponsor.

If the Sponsor shall fail to perform any of its duties under the Trust Agreement or become incapable of acting or shall become bankrupt or its affairs are taken over by public authorities, then the Trustee may (i) appoint a successor Sponsor at rates of compensation deemed by the Trustee to be reasonable and not exceeding amounts prescribed by the Securities and Exchange Commission, (ii) terminate the Trust Agreement and liquidate the Trusts as provided therein or (iii) continue to act as Trustee without terminating the Trust Agreement.

Trustee. The Trustee is The Bank of New York Mellon, a trust company organized under the laws of New York. The Bank of New York Mellon has its principal unit investment trust division offices at 240 Greenwich Street - 22W, New York, New York 10286, telephone (800) 856-8487. If you have any questions regarding your account or your Trust, please contact the Trustee at its principal unit investment trust division offices or your financial advisor. The Sponsor does not have access to individual account information. The Bank of New York Mellon is subject to supervision and examination by the Superintendent of Banks of the State of New York and the Board of Governors of the Federal Reserve System, and its deposits are insured by the Federal Deposit Insurance Corporation to the extent permitted by law. Additional information regarding the Trustee is set forth in the Information Supplement, including the Trustee’s qualifications and duties, its ability to resign, the effect of a merger involving the Trustee and the Sponsor’s ability to remove and replace the Trustee. See “Additional Information”.

Portfolio Administration. The Trusts are not managed funds and, except as provided in the Trust Agreement, bonds generally will not be sold or replaced. The Sponsor may, however, direct that bonds be sold in certain limited situations to protect the Trust based on advice from the Supervisor. These situations may include default in interest or principal payments on the bonds or other obligations of an issuer, an advanced refunding or institution of certain legal proceedings. In addition, the Trustee may sell bonds designated by the Supervisor for purposes of redeeming Units or payment of expenses. The Supervisor will consider a variety of factors in designating bonds to be sold including interest rates, market value and marketability. Except in limited circumstances, the Trustee will generally reject (and must reject with respect to any Trust deposited on or before August 1, 2006) any offer by an issuer to issue bonds in exchange or substitution for the bonds (such as a refunding or refinancing plan). The Trustee will promptly notify Unitholders of any exchange or substitution. The Information Supplement contains a more detailed description of circumstances in which bonds may be sold or replaced. See “Additional Information”.

If a Trust is structured as a “regulated investment company” for federal tax purposes, the Sponsor may direct the reinvestment of proceeds of the sale of bonds if the sale is the direct result of serious adverse credit factors which, in the opinion of the Sponsor, would make retention of the bonds detrimental to the Trust. In such a case, the Sponsor may, but is not obligated to, direct the reinvestment of sale proceeds in any other securities that meet the criteria for inclusion in the trust on the Date of Deposit. The Sponsor may also instruct the Trustee to take action necessary to ensure that such a Trust continues to satisfy the regulated investment company requirements and to avoid imposition of tax on undistributed income of the Trust.

Replacement Bonds. No assurance can be given that a Trust will retain its present size or composition because bonds may be sold, redeemed or mature from time to time and the proceeds will be distributed to Unitholders and will not be reinvested. In the event of a failure to deliver any bond that has been purchased under a contract (“Failed Bonds”), the Sponsor is authorized under the Trust Agreement to direct the Trustee to acquire other bonds (“Replacement Bonds”) to make up the original portfolio of a Trust. Replacement Bonds must be purchased within 20 days after delivery of the notice of the failed contract and the purchase price (exclusive of accrued interest) may not exceed the amount of funds reserved for the purchase of the Failed Bonds. The Replacement Bonds must be substantially identical to the Failed Bonds in terms of (i) the exemption from federal and state taxation, (ii) maturity, (iii) yield to maturity and current return, (iv) Standard & Poor’s or Moody’s ratings, and (v) insurance on a bond in an Insured Trust. The Trustee shall notify all Unitholders of a Trust within five days after the acquisition of a Replacement Bond and shall make a pro rata distribution of the amount, if any, by which the cost of the Failed Bond exceeded the cost of the Replacement Bond plus accrued interest. If Failed Bonds are not replaced, the Sponsor will refund the sales charge attributable to the Failed Bonds to all Unitholders of the Trust and distribute the principal and accrued interest (at the coupon rate of the Failed Bonds to the date of removal from the Trust) attributable to the Failed Bonds within 30 days after removal. All interest paid to a Unitholder which accrued after the expected date of settlement for Units will be paid by the Sponsor and accordingly will not be treated as tax-exempt income. If Failed Bonds are not replaced, the Estimated Net Annual Interest Income per Unit would be reduced and the Estimated Current Return and Estimated Long-Term Return might be lowered. Unitholders may not be able to reinvest their proceeds in other securities at a yield equal to or in excess of the yield of the Failed Bonds.

Amendment of Trust Agreement. The Sponsor and the Trustee may amend the Trust Agreement without the consent of Unitholders to correct any provision which may be defective or to make other provisions that will not materially adversely affect the interest of the Unitholders (as determined in good faith by the Sponsor and the Trustee) or to maintain the tax status of a Trust. The Trust Agreement may not be amended to increase the number of Units or to permit the acquisition of bonds in addition to or in substitution for any of the bonds initially deposited in a Trust, except for the substitution of certain refunding bonds. The Trustee will notify Unitholders of any amendment.

Termination of Trust Agreement. A Trust will terminate upon the redemption, sale or other disposition of the last bond held in the Trust. A Trust may also be terminated at any time by consent of Unitholders of 51% of the Units then outstanding (or, with respect to Van Kampen Unit Trusts, Municipal Series 654 and subsequent series, by consent of Unitholders of 75% of the Units then outstanding) or by the Trustee when the value of the Trust is less than 20% of the original principal amount of bonds. A Trust will be liquidated by the Trustee in the event that a sufficient number of Units not yet sold are tendered for redemption by the Underwriters, including the Sponsor, so that the net worth of such Trust would be reduced to less than 40% of the principal amount of the bonds initially deposited in the Trust. If a Trust is liquidated because of the redemption of unsold Units by the Underwriter, the Sponsor will refund to each purchaser of Units the entire sales charge paid by such purchaser. The Trustee will notify each Unitholder of any termination within a reasonable time and will then liquidate any remaining bonds. The sale of bonds upon termination may result in a lower amount than might otherwise be realized if the sale was not required at that time. For this reason, among others, the amount realized by a Unitholder upon termination may be less than the principal amount of bonds per Unit or value at the time of purchase. The Trustee will distribute to each Unitholder his share of the balance of the Interest and Principal Accounts after deduction of costs, expenses or indemnities. The Unitholder will receive a final distribution statement with this distribution. When the Trustee in its sole discretion determines that any amounts held in reserve are no longer necessary, it will distribute these amounts to Unitholders. The Information Supplement contains further information regarding termination of a Trust. See “Additional Information”.

Limitation on Liabilities. The Sponsor, Supervisor (including in its capacity as Evaluator), and Trustee shall be under no liability to Unitholders for taking any action or for refraining from taking any action in good faith pursuant to the Trust Agreement, or for errors in judgment, but shall be liable only for their own willful misfeasance, bad faith or gross negligence (negligence in the case of the Trustee) in the performance of their duties or by reason of their reckless disregard of their obligations and duties hereunder. The Trustee shall not be liable for depreciation or loss incurred by reason of the sale by the Trustee of any of the bonds. In the event of the failure of the Sponsor to act under the Trust Agreement, the Trustee may act thereunder and shall not be liable for any action taken by it in good faith under the Trust Agreement. The Trustee is not liable for any taxes or governmental charges imposed on the bonds, on it as Trustee under the Trust Agreement or on the Fund which the Trustee may be required to pay under any present or future law of the United States of America or of any other taxing authority having jurisdiction. In addition, the Trust Agreement contains other customary provisions limiting the liability of the Trustee. The Trustee may rely on any evaluation furnished by the Evaluator and have no responsibility for the accuracy thereof. Determinations by the Evaluator shall be made in good faith upon the basis of the best information available to it; provided, however, that the Evaluator shall be under no liability to the Trustee or Unitholders for errors in judgment.

FEDERAL TAX STATUS

Grantor Trusts

This section summarizes some of the principal U.S. federal income tax consequences of owning Units of a Trust that has been structured to be treated as a grantor trust for federal tax purposes. Please see “Notes to Financial Statements” in Prospectus Part I. Tax laws and interpretations change frequently and may affect your investment in a Trust in a number of ways, including possible unintended consequences. These summaries do not describe all of the tax consequences to all taxpayers. For example, these summaries generally do not describe your situation if you are a corporation, a non-U.S. person, a broker/dealer, a tax-exempt entity, or other investor with special circumstances. In addition, this section does not describe your state, local or foreign tax consequences of an investment in a Trust.

This federal income tax summary is based in part on the advice and opinion of counsel to the Sponsor. The IRS could disagree with any conclusions set forth in this section. In addition, our counsel was not asked to review the federal income tax treatment of the assets to be deposited in the Trust. The Trust may be subject to penalties under federal tax law with respect to its compliance and reporting obligations.

As with any investment, you should seek advice based on your individual circumstances from your own tax advisor.

Assets of the Trust. The Trust will hold various debt obligations (the “Bonds”) of state and local governmental entities that constitute debt the interest on which is excluded from gross income for federal income tax purposes as described below. It is possible that the Trust will also hold other assets, including assets that are treated differently for federal income tax purposes from those described above, in which case you will have federal income tax consequences different from or in addition to those described in this section. All of the assets held by the Trust constitute the “Trust Assets.” Neither our counsel nor we have analyzed the proper federal income tax treatment of the Trust Assets.

Trust Status. If the Trust is at all times operated in accordance with the documents establishing the Trust and certain requirements of federal income tax law are met, the Trust will not be taxed as a corporation for federal income tax purposes. As a Unit owner, you will be treated as the owner of a pro rata portion of each of the Trust Assets, and as such you will be considered to have received a pro rata share of income (e.g., interest, accruals of original issue discount and market discount, and capital gains, if any) from each Trust Asset when such income would be considered to be received by you if you directly owned the Trust Assets. This is true even if you elect to have your distributions reinvested into additional Units. In addition, the income from Trust Assets that you must take into account for federal income tax purposes is not reduced by amounts used to pay sales charges or Trust expenses.

Exclusion from Gross Income of Interest. At the respective times of issuance of the Bonds, opinions relating to the validity thereof and to the exclusion of interest thereon from federal gross income were rendered by bond counsel to the respective issuing authorities, based on certain representations and subject to compliance with certain covenants. Neither the Sponsor nor its counsel have made any special review for the Trust of the proceedings relating to the issuance of the Bonds, the bases for the bond counsel opinions, or compliance with the covenants required for tax-exemption. The IRS has an ongoing program of auditing tax-exempt obligations to determine whether, in the view of the IRS, interest on such tax-exempt obligations is includible in the gross income of the owners thereof for federal income tax purposes. It cannot be predicted whether or not the IRS will commence an audit of any of the Bonds. If an audit is commenced, under current procedures of the IRS, Unitholders may have no right to participate in such procedure. If the interest on a Bond should be determined to be taxable, the Bond would generally have to be sold at a substantial discount. In addition, investors could be required to pay income tax on interest received both prior to and after the date on which interest is determined to be taxable.

Your pro rata share of interest on the Bonds will be excluded from your gross income for federal income tax purposes to the same extent that such interest would be excluded from your gross income if you directly owned the Bonds. However, such interest may be taken into account in computing the alternative minimum tax, for non-corporate taxpayers and the branch profits tax imposed on certain foreign corporations.

Ownership of the Units may result in collateral federal income tax consequences to certain Unit holders, including, without limitation, corporations subject to the branch profits tax, financial institutions, certain insurance companies, certain S corporations, individual recipients of Social Security or Railroad Retirement benefits and Unit holders who may be deemed to have incurred (or continued) indebtedness to purchase or carry tax-exempt obligations.

If you are a “substantial user” of the facilities financed with the proceeds of certain Bonds, or a related person to a substantial user, you will not be able to exclude from your gross income interest with respect to these Bonds. “Substantial user” and “related person” are defined under federal income tax law.

For purposes of computing the alternative minimum tax for non-corporate taxpayers, interest on certain bonds is included as an item of tax preference.

Your Tax Basis and Income or Loss upon Disposition. If your Trust disposes of Trust Assets, you will generally recognize gain or loss. If you dispose of your Units or redeem your Units for cash, you will also generally recognize gain or loss. To determine the amount of this gain or loss, you must subtract your adjusted tax basis in the related Trust Assets from your share of the total amount received in the transaction. You can generally determine your initial tax basis in each Trust Asset by apportioning the cost of your Units, including sales charges, among the Trust Assets ratably according to their values on the date you acquire your Units. In certain circumstances, however, you may have to adjust your tax basis after you acquire your Units (for example, in the case of accruals of original issue discount, market discount, premium and accrued interest, as discussed below).

Net capital gain equals net long-term capital gain minus net short-term capital loss for the taxable year. Capital gain or loss is long-term if the holding period for the asset is more than one year and is short-term if the holding period for the asset is one year or less. You must exclude the date you purchase your Units to determine your holding period. The tax rates for capital gains realized from assets held for one year or less are generally the same as for ordinary income. Capital gains realized from assets held for more than one year are generally taxable at a maximum rate of 20%. Income from the Trust and gains on the sale of your Units may also be subject to a 3.8% federal tax imposed on net investment income if your adjusted gross income exceeds certain threshold amounts, which currently are $250,000 in the case of married couples filing joint returns and $200,000 in the case of single individuals. This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain Unitholders that are estates and trusts. For these purposes, interest, dividends and certain capital gains are generally taken into account in computing a Unitholder's net investment income, but exempt-interest dividends are not taken into account.

Discount, Accrued Interest and Premium on Bonds. Some Bonds may have been issued with original issue discount. This generally means that the Bonds were originally issued at a price below their face (or par) value. Original issue discount accrues on a daily basis and generally is treated as interest income for federal income tax purposes. Thus, the accrual of original discount will be excluded from your gross income for federal income tax purposes to the same extent as interest on the Bonds, as discussed above. Your basis of each Bond that was issued with original issue discount must be increased as original issue discount accrues.

Some Bonds may have been purchased by you or your Trust at a market discount. Market discount is generally the excess of the stated redemption price at maturity for the Bond over the purchase price of the Bond. Market discount can arise based on the price your Trust pays for a Bond or based on the price you pay for your Units. Market discount is taxed as ordinary income. You will recognize this income when your Trust receives principal payments on the Bond, when the Bond is disposed of or redeemed, or when you sell or redeem your Units. Alternatively, you may elect to include market discount in taxable income as it accrues. Whether or not you make this election will affect how you calculate your basis and the timing of certain interest expense deductions.

Alternatively, some Bonds may have been purchased by you or your Trust at a premium. Generally, if the tax basis of your pro rata portion of any Bond, generally including sales charges, exceeds the amount payable at maturity, such excess is considered premium. You must amortize bond premium on a constant yield basis over the remaining term of the Bond in a manner that takes into account potential call dates and call prices. You cannot deduct amortized bond premium relating to a Bond. The amortized bond premium is treated as a reduction in the tax-exempt interest received. As bond premium is amortized, it reduces your basis in the Bond. The tax basis reduction requirement may result in your realizing a taxable gain when your Units are sold or redeemed for an amount equal to or less than your cost.

If the price of your Units includes accrued interest on a Bond, you must include the accrued interest in your tax basis in that Bond. When your Trust receives this accrued interest, you must treat it as a return of capital and reduce your tax basis in the Bond.

This discussion provides only the general rules with respect to the tax treatment of original issue discount, market discount and premium. The rules, however, are complex and special rules apply in certain circumstances. For example, the accrual of market discount or premium may differ from the discussion set forth above in the case of Bonds that were issued with original issue discount.

Exchanges. If you elect to have your proceeds from your Trust rolled over into a future Invesco-sponsored unit investment trust, it is considered a sale for federal income tax purposes and, any gain on the sale will be treated as capital gain and, in general, any loss will be treated as a capital loss. However, the deductibility of capital losses under the Internal Revenue Code of 1986, as amended (the “Code”),   is subject to various limitations and, in addition, any loss you incur in connection with the exchange of your Units of your Trusts for units of the next series will generally be disallowed with respect to this deemed sale and subsequent deemed repurchase, to the extent the two trusts have substantially identical Trust Assets under the wash sale provisions of the Code.

In Kind Distributions. Under certain circumstances as described in this prospectus, you may request an In Kind Distribution of Trust Assets when you redeem your Units. By electing to receive an In Kind Distribution, you will receive Trust Assets plus, possibly, cash. You generally will not recognize gain or loss if you only receive whole Trust Assets in exchange for the identical amount of your pro rata portion of the same Trust Assets held by your Trust. However, if you also receive cash in exchange for a Trust Asset or a fractional portion of a Trust Asset, you will generally recognize gain or loss based on the difference between the amount of cash you receive and your tax basis in such Trust Asset or fractional portion. Such gain or loss is treated as gain or loss from a sale or exchange and is subject to the rules discussed above under "--Exchanges."

Limitations on the Deductibility of Trust Expenses. Generally, for federal income tax purposes, you must take into account your full pro rata share of your Trust’s income, even if some of that income is used to pay Trust expenses. You may deduct your pro rata share of each expense paid by your Trust to the same extent as if you directly paid the expense subject to the general rules and limitations on individual deductions. You may be required to treat some or all of the expenses of your Trust as miscellaneous itemized deductions. The deductibility of expenses characterized as miscellaneous itemized deductions, which include investment expenses, is suspended for tax years beginning prior to January 1, 2026. Your ability to deduct Trust expenses is also limited to the extent the expenses are allocable to tax-exempt interest from the Trust.

Backup Withholding. By law, the Trust must withhold as backup withholding a percentage of your taxable distributions and redemption proceeds if you do not provide your correct social security or taxpayer identification number and certify that you are not subject to backup withholding, or if the IRS instructs your Trust to do so.

The Foreign Account Tax Compliance Act (“FATCA”). A 30% withholding tax on your Trust’s distributions generally applies if paid to a foreign entity unless: (i) if the foreign entity is a “foreign financial institution” as defined under FATCA, the foreign entity undertakes certain due diligence, reporting, withholding, and certification obligations, (ii) if the foreign entity is not a “foreign financial institution,” it identifies certain of its U.S. investors or (iii) the foreign entity is otherwise excepted under FATCA. If required under the rules above and subject to the applicability of any intergovernmental agreements between the United States and the relevant foreign country, withholding under FATCA may apply. Under existing regulations, FATCA withholding on gross proceeds from the sale of Units and capital gain distributions from your Trust took effect on January 1, 2019; however, proposed U.S. tax regulations, would eliminate FATCA withholding on such types of payments. Taxpayers generally may rely on these proposed Treasury Regulations until final Treasury Regulations are issued. If withholding is required under FATCA on a payment related to your Units, investors that otherwise would not be subject to withholding (or that otherwise would be entitled to a reduced rate of withholding) on such payment generally will be required to seek a refund or credit from the IRS to obtain the benefit of such exemption or reduction. Your Trust will not pay any additional amounts in respect of amounts withheld under FATCA. You should consult your tax advisor regarding the effect of FATCA based on your individual circumstances.

New York Tax Status. Under the existing income tax laws of the State and City of New York, your Trust will not be taxed as a corporation, subject to the New York State franchise tax and the New York City general corporation tax, and the income of your Trust will pass through to the Unitholders in the same manner as for federal income tax purposes. You should consult your tax advisor regarding potential federal, foreign, state or local taxation with respect to your Units based on your individual circumstances.

Investors in the Trust may be subject to federal, state, local, or foreign taxes in connection with their investment in the Trust. Investors are encouraged to consult their own tax advisors regarding the specific federal, state, local, and foreign tax consequences that may affect them as a result of an investment in the Trust.

Regulated Investment Companies

This section summarizes some of the principal U.S. federal income tax consequences of owning Units of a Trust that intends to qualify as a regulated investment company under the federal tax laws. Please see “Notes to Financial Statements” in Prospectus Part I. Tax laws and interpretations change frequently and may affect your investment in a Trust in a number of ways, including possible unintended consequences. These summaries do not describe all of the tax consequences to all taxpayers. For example, these summaries generally do not describe your situation if you are a corporation, a non-U.S. person, a broker/dealer, a tax-exempt entity, or other investor with special circumstances. In addition, this section does not describe your state, local or foreign tax consequences of an investment in a Trust.

This federal income tax summary is based in part on the advice of counsel to the Sponsor. The IRS could disagree with any conclusions set forth in this section. In addition, our counsel was not asked to review the federal income tax treatment of the assets to be deposited in the Trusts. A Trust may be subject to penalties under federal tax law with respect to its compliance and reporting obligations.

As with any investment, you should seek advice based on your individual circumstances from your own tax advisor.

Trust Status. Certain Trusts intend to elect and to qualify annually as “regulated investment companies” (“RIC”) under the federal tax laws. If a Trust qualifies as a regulated investment company and distributes its income as required by the tax law, such Trust generally will not pay federal income taxes. In addition, such Trusts intend to hold a sufficient amount of their assets in bonds that are exempt from U.S. federal income taxation so as to qualify to distribute exempt-interest dividends to Unitholders. Such exempt-interest dividends are not subject to regular U.S. federal income tax, but may be subject to the alternative minimum tax. The Trusts may hold bonds issued by the Government of Puerto Rico or under its authority. Such bonds are exempt from taxation by the U.S. federal government, the government of Puerto Rico, any state or its political subdivisions, any possession of the United States, or the District of Columbia. The exemption from federal income tax for exempt-interest dividends does not necessarily result in exemption for such dividends under the income or other tax laws of any state or local taxing authority. Some states exempt from state income tax that portion of any exempt-interest dividend that is derived from interest received by a "regulated investment company" on its holdings of securities of that state and its political subdivisions and instrumentalities. Prospective Unitholders are advised to consult with their own tax advisers about state and local tax matters.

Distributions. After the end of each year, you will receive a tax statement that specifies your amounts of exempt-interest dividends, ordinary income distributions and capital gains dividends. Exempt-interest dividends generally are excluded from your gross income for federal income tax purposes. Some or all of the exempt-interest dividends, however, may be taken into account in determining a non- corporate taxpayer's alternative minimum taxable income and may have other tax consequences (e.g., they may affect the amount of your social security benefits that are taxed). Ordinary income distributions are generally taxed at your federal tax rate for ordinary income. Generally, you will treat all capital gains dividends as long-term capital gains regardless of how long you have owned your shares. In addition, the Trust may make distributions that represent a return of capital for tax purposes and thus will generally not be taxable to you. The tax status of your distributions from your Trust is not affected by whether you reinvest your distributions in additional shares or receive them in cash. The income from your Trust that you must take into account for federal income tax purposes is not reduced by amounts used to pay a deferred sales charge, if any. The tax laws may require you to treat distributions made to you in January as if you had received them on December 31 of the previous year.

In order to pay tax-exempt interest dividends to shareholders, a Trust must invest at least 50% of its net assets in securities that pay interest that is exempt from federal income tax. Each Trust may invest a portion of its assets in securities that generate income that is subject to federal, state or local income taxes. Income exempt from federal tax may be subject to state and local taxes as well as the federal alternative minimum tax applicable to certain non-corporate taxpayers. Each Trust may not be a suitable investment for individual retirement accounts, for other tax-exempt or tax-deferred accounts or for investors who are not sensitive to the federal income tax consequences of their investments. While each Trust intends, under normal circumstances, to invest at least 50% of its net assets in municipal securities that pay interest that is exempt from federal income tax in order to meet the requirements necessary for a Trust to pay out exempt-interest dividends to its unitholders, if the Trust fails to meet this requirement, the income from all of its investments, including its municipal securities, may be subject to federal income tax.

Sale or Redemption of Units. If you sell or redeem your Units, you will generally recognize a taxable gain or loss. To determine the amount of this gain or loss, you must subtract your adjusted tax basis in your Units from the amount you receive in the transaction. Your tax basis in your Units is generally equal to the cost of your Units, generally including sales charges. In some cases, however, you may have to adjust your tax basis after you purchase your Units. Further, if you hold your Units for six months or less, any loss incurred by you related to the disposition of such a Unit will be disallowed to the extent of the exempt-interest dividends you received, if any.

Capital Gains and Losses. Net capital gain equals net long-term capital gain minus net short-term capital loss for the taxable year. Capital gain or loss is long-term if the holding period for the asset is more than one year and is short-term if the holding period for the asset is one year or less. You must exclude the date you purchase your Units to determine your holding period. However, if you sell your Unit at a loss after holding it for six months or less, the loss will be disallowed to the extent of the exempt-interest dividends you received. To the extent, if any, it is not disallowed, it will be recharacterized as long-term capital loss to the extent of any capital gain dividend received. The tax rates for capital gains realized from assets held for one year or less are generally the same as for ordinary income. Capital gains realized from assets held for more than one year are generally taxable at a maximum rate of 20%. The Code treats certain capital gains as ordinary income in special situations.

There is no requirement that tax consequences be taken into account in administering your Trust.

Exchanges. If you elect to have your proceeds from your Trust rolled over into a future Invesco-sponsored unit investment trust, the exchange would generally be considered a sale and a taxable transaction for federal income tax purposes.

In Kind Distributions. Under certain circumstances, as described in this prospectus, you may receive an in kind distribution of Trust Assets when you redeem your Units. This distribution will be treated as a sale for federal income tax purposes and you will generally recognize gain or loss, generally based on the value at that time of the securities and the amount of cash received, and subject to certain limitations on the deductibility of losses under the tax rules.

Backup Withholding. By law, the Trust must withhold as backup withholding a percentage of your taxable distributions and redemption proceeds if you do not provide your correct social security or taxpayer identification number and certify that you are not subject to backup withholding, or if the IRS instructs your Trust to do so.

Deductibility of Trust Expenses. Generally, expenses incurred by your Trust will be deducted from the gross income received by your Trust and only your share of the Trust’s net taxable income, if any, will be paid to you and reported as taxable income to you. However, if the Units of your Trust are held by fewer than 500 Unitholders at any time during a taxable year, your Trust will generally not be able to deduct certain expenses from income, thus resulting in your reported share of your Trust’s taxable income being increased by your share of those expenses, even though you do not receive a corresponding cash distribution. In this case you may be able to take a deduction for these expenses. The deductibility of expenses that are characterized as miscellaneous itemized deductions, such as investment expenses is suspended for tax years beginning before January 1, 2026.

Further, because the Trusts expect to pay exempt-interest dividends, which are treated as exempt interest for federal income tax purposes, you will not be able to deduct some of your interest expense for debt that you incur or continue to purchase or carry your Units.

Investors may be subject to state, local, or foreign taxes in connection with their investment in a Trust. Investors are encouraged to consult their own tax advisors regarding the specific federal (including the federal alternative minimum tax), state, local, and foreign tax consequences that may affect them as a result of an investment in a Trust.

The Foreign Account Tax Compliance Act (“FATCA”). A 30% withholding tax on your Trust’s distributions generally applies if paid to a foreign entity unless: (i) if the foreign entity is a “foreign financial institution” as defined under FATCA, the foreign entity undertakes certain due diligence, reporting, withholding, and certification obligations, (ii) if the foreign entity is not a “foreign financial institution,” it identifies certain of its U.S. investors or (iii) the foreign entity is otherwise excepted under FATCA. If required under the rules above and subject to the applicability of any intergovernmental agreements between the United States and the relevant foreign country, withholding under FATCA may apply. Under existing regulations, FATCA withholding on gross proceeds from the sale of Units and capital gain distributions from your Trust took effect on January 1, 2019; however, proposed U.S. tax regulations eliminate FATCA withholding on such types of payments. Taxpayers may generally rely on these proposed Treasury Regulations until final Treasury Regulations are issued. If withholding is required under FATCA on a payment related to your Units, investors that otherwise would not be subject to withholding (or that otherwise would be entitled to a reduced rate of withholding) on such payment generally will be required to seek a refund or credit from the IRS to obtain the benefit of such exemption or reduction. Your Trust will not pay any additional amounts in respect of amounts withheld under FATCA. You should consult your tax advisor regarding the effect of FATCA based on your individual circumstances.

EXPENSES

General. The Trustee will periodically deduct from the Interest Account and, to the extent funds are not sufficient therein, from the Principal Account, amounts necessary to pay the expenses of the Trusts. The Trustee also may withdraw from these accounts such amounts, if any, as it deems necessary to establish a reserve for any governmental charges payable out of the Trusts. Amounts so withdrawn shall not be considered a part of a Trust’s assets until such time as the Trustee shall return all or any part of such amounts to the appropriate accounts.

Sponsor, Supervisor, Evaluator and Trustee. The Sponsor and the Supervisor, which is an affiliate of the Sponsor, will receive the annual fees indicated under “Summary of Essential Financial Information” in Prospectus Part I for providing bookkeeping and administrative services and for providing portfolio supervisory services for the Trusts. These fees may exceed the actual costs of providing these services for a Trust but the total amount received for providing these services to all Invesco unit investment trusts will not exceed the total cost of providing the services in any calendar year. The Sponsor, in its capacity as Evaluator, will receive the annual evaluation fee indicated under “Summary of Essential Financial Information” in Prospectus Part I for evaluating each Trust’s portfolio. On September 22, 2022, the Sponsor replaced Invesco Investment Advisers, LLC (an affiliate of the Sponsor) as the Evaluator to the Trusts. Invesco Investment Advisers, LLC previously served as the Evaluator from November 1, 2020 until the Sponsor was appointed as the Successor Evaluator on September 22, 2022. Prior to November 1, 2020 ICE Data Pricing & Reference Data, LLC (a third-party valuation provider) served as Evaluator to the Trusts. As of November 1, 2020, the evaluation fee may exceed the actual costs of providing evaluation services for a single Trust but the total amount received for providing evaluation services to all Invesco unit investment trusts will not exceed the total cost of providing evaluation services in any calendar year. Prior to November 1, 2020, the evaluation fee was not subject to this cost limitation. For its services the Trustee will receive the fee indicated under “Summary of Essential Financial Information” in Prospectus Part I (which may be reduced as described therein). Part of the Trustee’s compensation for its services is expected to result from the use of the funds being held in the Principal and Interest Accounts for future distributions, payment of expenses and redemptions since these accounts are non-interest bearing to Unitholders. These fees are based on the outstanding principal amount of bonds and Units on the Date of Deposit for the first year and as of the close of business on January 1 for each year thereafter. The Sponsor’s, Supervisor’s, Evaluator’s and Trustee’s fees may be increased without approval of the Unitholders by amounts not exceeding proportionate increases under the category “Services Less Rent of Shelter” in the Consumer Price Index for All Urban Consumers or, if this category is not published, in a comparable category.

Miscellaneous Expenses. The following additional charges are or may be incurred by the Trusts: (a) fees of the Trustee for extraordinary services, (b) expenses of the Trustee (including legal and auditing expenses) and of counsel designated by the Sponsor, (c) various governmental charges, (d) expenses and costs of any action taken by the Trustee to protect the Trusts and the rights and interests of Unitholders, (e) indemnification of the Trustee for any loss, liability or expenses incurred by it in the administration of the Trusts without negligence, bad faith or willful misconduct on its part, (f) any special custodial fees payable in connection with the sale of any of the bonds in a Trust, (g) expenditures incurred in contacting Unitholders upon termination of the Trusts and (h) costs incurred to reimburse the Trustee for advancing funds to the Trusts to meet scheduled distributions (which costs may be adjusted periodically in response to fluctuations in short-term interest rates). Each Trust will pay the costs associated with updating its registration statement each year. The fees and expenses set forth herein are payable out of the Trusts. When such fees and expenses are paid by or owed to the Trustee, they are secured by a lien on the portfolio of the applicable Trust. If the balances in the Interest and Principal Accounts are insufficient to provide for amounts payable by a Trust, the Trustee has the power to sell bonds to pay such amounts.

ADDITIONAL INFORMATION

This prospectus does not contain all the information set forth in the registration statements filed by your Trust with the SEC under the Securities Act of 1933 and the Investment Company Act of 1940 (file nos. 811-02590, 811-02870 and 811-02962). The Information Supplement, which has been filed with the SEC and is incorporated herein by reference, includes more detailed information concerning the bonds in your Trust, investment risks and general information about the Trust. Reports and other information about your Trust are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies of this information may be obtained, after paying a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the SEC’s Public Reference Section, Washington, DC 20549-0102.

OTHER MATTERS

Legal Matters. The legality of the Units offered hereby and certain matters relating to federal tax law have been passed upon by Morgan, Lewis & Bockius LLP. Dorsey & Whitney LLP has acted as counsel to the Trustee.

Independent Registered Public Accounting Firm. Grant Thornton LLP, located at principal business address 171 N. Clark Street, Chicago, Illinois 60601, serves as the Trust’s independent registered public accounting firm, providing audit services.

Contents of Prospectus Part II
The Trusts	2
Estimated Current and Long-Term Returns	6
Public Offering	6
Rights of Unitholders	8
Insurance on the Bonds	10
Fund Administration	10
Federal Tax Status	12
Expenses	17
Additional Information	18
Other Matters	18

Daily Prices
o	Call our 24-Hour Pricing Line
(800) 953-6785
o	Visit our Unit Trusts Daily Prices Page
http://www.invesco.com/UIT

Account Questions
o	Contact the Trustee
(800) 856-8487

Learning More About Unit Trusts
o	Contact Invesco
(630) 684-6000
o	Visit our Unit Trusts Internet Page
http://www.invesco.com/UIT

Additional Information
You may obtain an Information Supplement that
provides more details about your trust and its policies.
o	Visit the SEC Internet Site
http://www.sec.gov
o	Contact the Trustee
(800) 856-8487

U-SECPRO0925

Prospectus Part II
September 2025

Insured Municipals Income Trust

Investors’ Quality
Tax-Exempt Trust

Van Kampen Focus Portfolios,
Municipal Series

Van Kampen Unit Trusts,
Municipal Series

Invesco Unit Trusts,
Municipal Series

Information Supplement

Insured Municipals Income Trust
Investors’ Quality Tax-Exempt Trust
Van Kampen Focus Portfolios, Municipal Series
Van Kampen Unit Trusts, Municipal Series
Invesco Unit Trusts, Municipal Series

This Information Supplement provides additional information concerning the risks and operations of the Trusts which is not described in the prospectus for the Trusts. This Information Supplement should be read in conjunction with the Trust’s prospectus. This Information Supplement is not a prospectus (but is incorporated into the prospectus by reference), does not include all of the information that an investor should consider before investing in a Trust and may not be used to offer or sell Units without the prospectus. Copies of the prospectus can be obtained by contacting the Sponsor’s unit investment trust division at 3500 Lacey Road, Suite 700, Downers Grove, Illinois 60515-5456 or by contacting your broker. This Information Supplement is dated as of the date of Prospectus Part I and all capitalized terms have been defined in the prospectus.

Municipal Bond Risk Factors

The Trusts include certain types of bonds described below. Accordingly, an investment in a Trust should be made with an understanding of the characteristics of and risks associated with such bonds. The types of bonds included in each Trust are described under “Portfolio” in the related Prospectus Part I. Neither the Sponsor nor the Trustee shall be liable in any way for any default, failure or defect in any of the bonds.

General Obligation Bonds and Revenue Bonds. Certain of the bonds may be general obligations of a governmental entity that are backed by the taxing power of such entity. All other bonds in the Trusts are revenue bonds payable from the income of a specific project or authority and are not supported by the issuer’s power to levy taxes. General obligation bonds are secured by the issuer’s pledge of its faith, credit and taxing power for the payment of principal and interest. However, the taxing power of any governmental entity may be limited by provisions of state constitutions or laws and an entity’s credit will depend on many factors. Some such factors are the entity’s tax base, the extent to which the entity relies on federal or state aid, and other factors which are beyond the entity’s control. Revenue bonds, on the other hand, are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source. There are, of course, variations in the security of the different bonds in a Trust, both within a particular classification and between classifications, depending on numerous factors.

Health Care Bonds. Certain of the bonds may be health care revenue bonds. Ratings of bonds issued for health care facilities are often based on feasibility studies that contain projections of occupancy levels, revenues and expenses. A facility’s gross receipts and net income available for debt service may be affected by future events and conditions including, among other things, demand for services and the ability of the facility to provide the services required, physicians’ confidence in the facility, management capabilities, competition with other health care facilities, efforts by insurers and governmental agencies to limit rates, legislation establishing state rate-setting agencies, expenses, the cost and possible unavailability of malpractice insurance, the funding of Medicare, Medicaid and other similar third party payor programs, government regulation and the termination or restriction of governmental financial assistance, including that associated with Medicare, Medicaid and other similar third party payor programs. It also may be necessary for a hospital or other health care facility to incur substantial capital expenditures or increased operating expenses to effect changes in its facilities, equipment, personnel and services. Hospitals and other health care facilities are additionally subject to claims and legal actions by patients and others in the ordinary course of business. There can be no assurance that a claim will not exceed the insurance coverage of a health care facility or that insurance coverage will be available to a facility.

Utility Bonds. Certain of the bonds may be obligations of utility issuers, including those selling wholesale and retail electric power and gas, water and sewerage services and waste disposal services. General problems of such issuers would include the difficulty in financing large construction programs in an inflationary period, the limitations on operations and increased costs and delays attributable to environmental considerations, the difficulty of the capital market in absorbing utility debt, the difficulty in obtaining fuel at reasonable prices and the effect of energy conservation. In addition, federal, state and municipal governmental authorities may from time to time review existing, and impose additional, regulations governing the licensing, construction and operation of nuclear power plants, which may adversely affect the ability of the issuers of certain of the bonds to make payments of principal and/or interest on such bonds.

Higher Educations and Public Education Bonds. Certain of the bonds may be obligations of issuers which are, or which govern the operation of, schools, colleges and universities and whose revenues are derived mainly from ad valorem taxes or for higher education systems, from tuition, dormitory revenues, grants and endowments. General problems relating to school bonds include litigation contesting the state constitutionality of financing public education in part from ad valorem taxes, thereby creating a disparity in educational funds available to schools in wealthy areas and schools in poor areas. Litigation or legislation on this issue may affect the sources of funds available for the payment of school bonds in the Trusts. General problems relating to college and university obligations include the prospect of a declining percentage of the population consisting of “college” age individuals, possible inability to raise

2

tuitions and fees sufficiently to cover increased operating costs, the availability and restrictions on the use of endowments and other funds, the uncertainty of continued receipt of federal grants and state funding, and government legislation or regulations which may adversely affect the revenues or costs of such issuers.

Airport and Transportation Bonds. Certain of the bonds in certain of the Trusts may be obligations which are payable from and secured by revenues derived from the ownership and operation of facilities such as airports, bridges, turnpikes, port authorities, convention centers and arenas. The major portion of an airport’s gross operating income is generally derived from fees received from signatory airlines pursuant to use agreements which consist of annual payments for leases, occupancy of certain terminal space and service fees. Airport operating income may therefore be affected by the ability of the airlines to meet their obligations under the use agreements. From time to time the air transport industry has experienced significant variations in earnings and traffic, due to increased competition, excess capacity, increased costs, deregulation, traffic constraints, acts of terrorism and other factors, and several airlines have experienced severe financial difficulties. Similarly, payment on bonds related to other facilities is dependent on revenues from the projects, such as user fees from ports, tolls on turnpikes and bridges and rents from buildings. Therefore, payment may be adversely affected by reduction in revenues due to such factors as increased cost of maintenance, decreased use of a facility, lower cost of alternative modes of transportation, scarcity of fuel and reduction or loss of rents.

Original Issue Discount Bonds. Certain of the bonds may have been acquired at a market discount from par value at maturity. The coupon interest rates on discount bonds at the time they were purchased and deposited in a Trust were lower than the current market interest rates for newly issued bonds of comparable rating and type. If such interest rates for newly issued comparable bonds increase, the market discount of previously issued bonds will become greater, and if such interest rates for newly issued comparable bonds decline, the market discount of previously issued bonds will be reduced, other things being equal. Investors should also note that the value of bonds purchased at a market discount will increase in value faster than bonds purchased at a market premium if interest rates decrease. Conversely, if interest rates increase, the value of bonds purchased at a market discount will decrease faster than bonds purchased at a market premium. In addition, if interest rates rise, the prepayment risk of higher yielding, premium Securities and the prepayment benefit for lower yielding, discount bonds will be reduced. A bond purchased at a market discount and held to maturity will have a larger portion of its total return in the form of taxable income and capital gain and less in the form of tax-exempt interest income than a comparable bond newly issued at current market rates. See “Federal Tax Status” in Prospectus Part II. Market discount attributable to interest changes does not indicate a lack of market confidence in the issue.

Zero Coupon Bonds. Certain of the bonds may be “zero coupon” bonds. Zero coupon bonds are purchased at a deep discount because the buyer receives only the right to receive a final payment at the maturity of the bond and does not receive any periodic interest payments. The effect of owning deep discount bonds which do not make current interest payments (such as the zero coupon bonds) is that a fixed yield is earned not only on the original investment but also, in effect, on all discount earned during the life of such obligation. This implicit reinvestment of earnings at the same rate eliminates the risk of being unable to reinvest the income on such obligation at a rate as high as the implicit yield on the discount obligation, but at the same time eliminates the holder’s ability to reinvest at higher rates in the future. For this reason, zero coupon bonds are subject to substantially greater price fluctuations during periods of changing market interest rates than are securities of comparable quality which pay interest.

Redemption or Sale Prior to Maturity. Certain of the bonds may be subject to redemption prior to their stated maturity date pursuant to sinking fund provisions, call provisions or extraordinary optional or mandatory redemption provisions or otherwise. A sinking fund is a reserve fund accumulated over a period of time for retirement of debt. A callable debt obligation is one which is subject to redemption or refunding prior to maturity at the option of the issuer. A refunding is a method by which a debt obligation is redeemed, at or before maturity, by the proceeds of a new debt obligation. In general, call provisions are more likely to be exercised when the offering side valuation is at a premium over par than when it is at a discount from par. The exercise of redemption or call

3

provisions will (except to the extent the proceeds of the called bonds are used to pay for Unit redemptions) result in the distribution of principal and may result in a reduction in the amount of subsequent interest distributions; it may also affect the current return on Units of the Trust involved. Each Trust portfolio contains a listing of the sinking fund and call provisions, if any, with respect to each of the debt obligations. Extraordinary optional redemptions and mandatory redemptions result from the happening of certain events. Generally, events that may permit the extraordinary optional redemption of bonds or may require the mandatory redemption of bonds include, among others: a final determination that the interest on the bonds is taxable; the substantial damage or destruction by fire or other casualty of the project for which the proceeds of the bonds were used; an exercise by a local, state or federal governmental unit of its power of eminent domain to take all or substantially all of the project for which the proceeds of the bonds were used; changes in the economic availability of raw materials, operating supplies or facilities or technological or other changes which render the operation of the project for which the proceeds of the bonds were used uneconomic; changes in law or an administrative or judicial decree which renders the performance of the agreement under which the proceeds of the bonds were made available to finance the project impossible or which creates unreasonable burdens or which imposes excessive liabilities, such as taxes, not imposed on the date the bonds are issued on the issuer of the bonds or the user of the proceeds of the bonds; an administrative or judicial decree which requires the cessation of a substantial part of the operations of the project financed with the proceeds of the bonds; an overestimate of the costs of the project to be financed with the proceeds of the bonds resulting in excess proceeds of the bonds which may be applied to redeem bonds; or an underestimate of a source of funds securing the bonds resulting in excess funds which may be applied to redeem bonds. The issuer of certain bonds in a Trust may have sold or reserved the right to sell, upon the satisfaction of certain conditions, to third parties all or any portion of its rights to call bonds in accordance with the stated redemption provisions of such bonds. In such a case the issuer no longer has the right to call the bonds for redemption unless it reacquires the rights from such third party. A third party pursuant to these rights may exercise the redemption provisions with respect to a bond at a time when the issuer of the bond might not have called a bond for redemption had it not sold such rights. The Sponsor is unable to predict all of the circumstances which may result in such redemption of an issue of bonds. See also the discussion of single family mortgage and multi-family revenue bonds above for more information on the call provisions of such bonds.

To the best knowledge of the Sponsor, there is no litigation pending as of the Date of Deposit in respect of any bonds which might reasonably be expected to have a material adverse effect upon any of the Trusts.

At any time after the Date of Deposit, litigation may be initiated on a variety of grounds with respect to bonds in a Trust. Such litigation, as, for example, suits challenging the issuance of pollution control revenue bonds under environmental protection statutes, may affect the validity of such bonds or the tax-free nature of the interest thereon. While the outcome of litigation of such nature can never be entirely predicted, each Trust has received or will receive opinions of bond counsel to the issuing authorities of each bond on the date of issuance to the effect that such bonds have been validly issued and that the interest thereon is exempt from federal income tax. In addition, other factors may arise from time to time which potentially may impair the ability of issuers to meet obligations undertaken with respect to the bonds.

Insurance on the Bonds

Insurance has been obtained by the issuers of certain bonds in the Trusts prior to the deposit of such bonds in a Trust, guaranteeing prompt payment of interest and principal, when due, in respect of such bonds. See “The Trusts--Objective and Bond Selection” in the Prospectus Part 1. The premium for any insurance policy or policies obtained by an issuer of bonds has been paid by such issuer, and any such policy or policies are non-cancelable and will continue in force so long as the bonds so insured are outstanding and the Preinsured Bond Insurer remains in business. If the provider of an original issuance insurance policy is unable to meet its obligations under such policy or if the rating assigned to the claims-paying ability of any such insurer deteriorates, the Preinsured Bond Insurers have no obligation to insure any issue adversely affected by either of the above described events.

4

ACA Financial Guaranty Corporation (“ACA Financial Guaranty”). ACA Financial Guaranty is organized and domiciled in the State of Maryland.

As of December 31, 2016, ACA Financial Guaranty had total admitted assets of $309.3 million and total liabilities of $267.2 million, resulting in a surplus as regards policyholders of $42.1 million.

The information relating to ACA Financial Guaranty contained above has been furnished by ACA Financial Guaranty or the rating agencies. No representation is made herein as to the accuracy or adequacy of such information, or as to the existence of any adverse changes in such information subsequent to the date hereof.

Ambac Assurance Corporation (“Ambac Assurance”). Ambac Financial Group, Inc. (“Ambac”), headquartered in New York City, is a holding company incorporated in the state of Delaware on April 29, 1991. Ambac’s activities are divided into two business segments: (i) financial guarantee and (ii) financial services. Ambac provides financial guarantee insurance for public and structured finance obligations through its principal operating subsidiary, Ambac Assurance. As a holding company, Ambac is largely dependent on dividends from Ambac Assurance to pay principal and interest on its indebtedness and to pay its operating expenses.

On November 8, 2010, Ambac announced that it has filed for a voluntary petition for relief under Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the Southern District of New York. On May 1, 2013, Ambac emerged from Chapter 11 bankruptcy protection when the Second Modified Fifth Amended Plan of Reorganization became effective. Upon emergence Ambac had no outstanding debt at the holding company and approximately $5 billion of net operating loss carry-forwards, of which $4.0 billion remain at December 31, 2016. The deterioration of the financial condition of Ambac Assurance and Ambac UK has prevented these companies from being able to write new business. An inability to write new business has and will continue to negatively impact Ambac’s future operations and financial results. Ambac Assurance’s ability to pay dividends and, as a result, Ambac’s liquidity, have been significantly restricted by the deterioration of Ambac Assurance’s financial condition, by the rehabilitation of the Segregated Account and by the terms of the Settlement Agreement, dated as of June 7, 2010 (the "Settlement Agreement"), by and among Ambac Assurance, Ambac Credit Products LLC (“ACP”), Ambac and certain counterparties to credit default swaps with ACP that were guaranteed by Ambac Assurance. Ambac Assurance is also restricted in its ability to pay dividends pursuant to the terms of its Auction Market Preferred Shares. It is highly unlikely that Ambac Assurance will be able to make dividend payments to Ambac for the foreseeable future. Ambac Assurance and its subsidiaries have been working toward reducing uncertainties within its insured portfolio through active monitoring and management of key exposures such as Puerto Rico, asset-backed securities (including residential mortgage-backed (“RMBS”) and student loans) and municipal entities with stressed financial conditions. Additionally, Ambac Assurance and its subsidiaries are actively prosecuting legal claims (including RMBS related lawsuits), managing the regulatory framework and other aspects of the Segregated Account, seeking to optimize capital allocation in a challenging environment that includes long duration obligations and attempting to retain key employees. Ambac Assurance is subject to insurance regulatory requirements of the States of Wisconsin and New York, and the other jurisdictions in which it is licensed to conduct business.

Following the Company’s emergence from bankruptcy on May 1, 2013, the consolidated financial statements reflect the application of fresh start reporting (“Fresh Start”), incorporating, among other things, the discharge of debt obligations, issuance of new common stock and fair value adjustments.

Ambac Assurance’s statutory policyholder surplus and qualified statutory capital (defined as the sum of policyholders surplus and mandatory contingency reserves) were $624.8 million and $1,015.7 million at December 31, 2015, respectively, as compared to $100.0 million and $268.4 million at December 31, 2014, respectively. As of December 31, 2016, total stockholders’ equity was $1.97 billion; at December 31, 2015, total stockholders’ equity was $1.95 billion.

5

The information relating to Ambac Assurance contained above has been furnished by Ambac Assurance or the rating agencies. No representation is made herein as to the accuracy or adequacy of such information, or as to the existence of any adverse changes in such information subsequent to the date hereof.

Assured Guaranty Corp. (“Assured Guaranty”) and Assured Guaranty Municipal Corp. (“Assured Municipal”) (formerly Financial Security Assurance Inc. (“FSA”)). Assured Guaranty, a subsidiary of Assured Guaranty Ltd. (“Assured”), is organized in the State of Maryland and provides financial guaranty insurance to both the municipal and structured finance sectors. Assured Municipal, also a subsidiary of Assured, is a separately capitalized company organized in the State of New York and provides municipal bond insurance.

In January 2009, Assured Guaranty finalized an agreement with CIFG Assurance North America, Inc. to assume a diversified portfolio of financial guaranty contracts totaling approximately $13.3 billion of net par outstanding. Assured Guaranty received $75.6 million, which included $85.7 million of upfront premiums net of ceding commissions and approximately $12.2 million of future installments related to this transaction.

On July 1, 2009, Assured completed the purchase of Financial Security Assurance Holdings Ltd., the parent of financial guaranty insurance company, FSA, from Dexia Holdings Inc. Effective November 9, 2009, FSA was renamed Assured Guaranty Municipal Corp. In certain states, Assured Guaranty Municipal Corp. may operate under its prior name, Financial Security Assurance Inc.

On January 17, 2013, Moody’s downgraded the insurance financial strength (“IFS”) ratings of Assured Guaranty to A3 from Aa3 and of Assured Municipal to A2 from Aa3, both with a stable outlook. The January 17, 2013 downgrade reflects Moody’s reassessment of the business franchise, expected future profitability and financial flexibility of Assured Guaranty and Assured Municipal. These ratings were affirmed on August 8, 2016.

On March 18, 2014, S&P raised the counterparty credit and financial strength ratings of both Assured Guaranty and Assured Municipal to AA from AA-, with a stable outlook. The March 18, 2014 upgrade reflects S&P’s view that the competitive position of Assured Guaranty and Assured Municipal remains strong relative to its peers' in the bond insurance industry. On July 26, 2017, S&P affirmed its AA financial strength rating of Assured Guaranty, with a stable outlook. Also on June 26, 2017, S&P affirmed its A long-term counterparty credit rating for the parent company Assured, with a stable outlook.

Assured’s net income for 2016 was $881 million compared with $1,056 million in 2015. The decrease was due primarily to lower fair value gains on credit derivatives in 2016 compared with 2015. This was offset in part by lower losses, loss and loss adjustment expenses, and higher premium accelerations. As of December 31, 2016, Assured Guaranty had total assets of $5.22 billion and total liabilities of $2.82 billion, resulting in total shareholder equity of $2.40 billion. As of December 31, 2016, Assured Municipal had total assets of $8.45 billion and total liabilities of $4.43 billion, resulting in total shareholder equity of $4.02 billion.

On April 1, 2015, Assured Guaranty acquired all issued and outstanding shares of Radian Asset Assurance, Inc. All prior obligations of Radian Asset are now obligations of Assured Guaranty.

The information contained above relating to Assured Guaranty and Assured Municipal and their parent company, Assured, is based upon publicly available information, or upon information that has been provided by the ratings agencies. No representation is made herein as to the accuracy or adequacy of such information, or as to the existence of any adverse changes in such information subsequent to the date hereof.

Berkshire Hathaway Assurance Corp (“BHAC”). BHAC is a bond insurance company created by Berkshire Hathaway, Inc. (“Berkshire”) in December 2007 and is licensed to write financial guarantee insurance in 49 states.

As of January 24, 2016, Moody’s reaffirmed its Aa1 IFS rating for BHAC with a stable outlook. On August 11, 2015, S&P placed the AA+ financial strength rating of BHAC on CreditWatch Negative.  This action follows Berkshire Hathaway’s announcement of an agreement to acquire the debt of Precision Castparts Corp and reflects uncertainty surrounding the funding of the acquisition and its effect on cash resources and leverage at

6

the holding-company level. On September 17, 2016, S&P affirmed its AA+ financial strength rating of BHAC, with a stable outlook.

As of December 31, 2016, Berkshire had total assets of $620.85 billion and total liabilities of $334.49 billion, resulting in total shareholder equity of $286.35 billion.

The information relating to BHAC and its affiliates contained above has been furnished by BHAC or the rating agencies. No representation is made herein as to the accuracy or adequacy of such information, or as to the existence of any adverse changes in such information subsequent to the date hereof.

Build America Mutual Assurance Company (“BAM”). BAM is a New York domiciled mutual insurance company owned by the issuers of municipal bonds who use BAM to insure their debt obligations. BAM officially launched on July 23, 2012 and began writing policies in September of 2012.

On July 23, 2012, S&P assigned an initial rating of AA to BAM’s financial strength and counterparty credit ratings, with a stable outlook. The AA rating was reaffirmed on June 25, 2018, and again on June 27, 2019, and maintains a stable outlook.

As of December 31, 2016 BAM had total net admitted assets of $496.6 million and total liabilities of $65.2 million, resulting in a surplus as regards policyholders of $431.4 million.

The information relating to BAM contained above has been furnished by BAM or the rating agencies. No representation is made herein as to the accuracy or adequacy of such information, or as to the existence of any adverse changes in such information subsequent to the date hereof.

CIFG Assurance North America, Inc. (“CIFG”). CIFG Holding, Inc. is the holding company for the CIFG group of financial guaranty insurance and reinsurance companies (“CIFG Group”), including CIFG Assurance North America, Inc., a New York corporation and its subsidiaries. The CIFG Group is actively managing the runoff of a portfolio of insured structured finance, municipal and infrastructure risks. On September 29, 2010, CIFG and CIFG Guaranty entered into a merger agreement which resulted in CIFG Guaranty merging into CIFG (together with related transactions, the “CIFG Merger”).

As of September 30, 2012, CIFG had net admitted assets of $742.3 million and total liabilities of $385.5 million. CIFG’s statutory surplus as of September 30, 2012 is approximately $356.7 million, a decrease of approximately $227.8 million from approximately $584.5 million at December 31, 2011. This decrease is primarily attributable to unpaid losses and loss adjustment expense reserves established for student loans of approximately $252.3 million, which is partially offset by other income statement balances resulting in a net loss of approximately $227.0 million and an increase in contingency reserves of approximately $3.5 million.

CIFG was acquired by Assured Guaranty Corp. on July 1, 2016. After the merger was effectuated on or about July 5, 2016, all insurance policies issued by CIFG became direct obligations of Assured Guaranty Corp.

The information relating to CIFG and its affiliates contained above has been furnished by CIFG or the rating agencies. No representation is made herein as to the accuracy or adequacy of such information, or as to the existence of any adverse changes in such information subsequent to the date hereof.

Financial Guaranty Insurance Company (“FGIC”). FGIC, a wholly owned subsidiary of FGIC Corporation, is a New York stock insurance corporation regulated by the New York State Department of Financial Services (the “NYSDFS”). The Company previously issued financial guaranty insurance policies insuring public finance, structured finance and other obligations, but it is no longer engaged in the business of writing new insurance policies. The Company is currently responsible for administering its outstanding policies in accordance with its Rehabilitation Plan, any NYSDFS Guidelines and applicable law.

Due to losses suffered because of deterioration in the U.S. housing and mortgage markets and the global credit markets during the financial crises from late 2007 to early 2009, on August 4, 2010, FGIC Corporation announced that it had filed a voluntary petition for relief under Chapter 11 of the United States Bankruptcy Code in the Southern District of New York. None of FGIC Corporation’s subsidiaries or affiliates, including FGIC, are

7

part of the Chapter 11 filing. On June 28, 2012, the Supreme Court of the State of New York issued an order pursuant to Article 74 of the Insurance Law placing FGIC in rehabilitation. On June 11, 2013, the Rehabilitation Court approved the First Amended Plan of Rehabilitation for FGIC, dated June 4, 2013. The Rehabilitation Plan became effective on August 19, 2013, whereupon FGIC's rehabilitation proceeding terminated.

As of December 31, 2016, FGIC had net admitted assets of approximately $2.48 billion and total liabilities of approximately $2.41 billion.

The information relating to FGIC and its affiliates contained above has been furnished by FGIC or the rating agencies. No representation is made herein as to the accuracy or adequacy of such information, or as to the existence of any adverse changes in such information subsequent to the date hereof.

Municipal Assurance Corporation (“MAC”). MAC is a New York domiciled corporation providing municipal bond insurance for municipal and infrastructure bonds. MAC currently guarantees only public finance transactions. MAC is an Assured Guaranty company owned jointly by its affiliates Assured Guaranty Municipal Corp. and Assured Guaranty Corp. MAC is part of the Assured Guaranty Group.

On July 17, 2013, S&P assigned MAC a long-term financial strength and counterparty credit rating of AA- to MAC with a stable outlook. On March 18, 2014, S&P raised its financial strength and enhancement rating on MAC from AA- to AA. The rating action reflects S&P’s view that MAC’s competitive position remains strong relative to its peers’ in the bond industry. S&P continues to view MAC as having a stable outlook. This rating was reaffirmed by S&P on June 20, 2016.

As of June 30, 2014, MAC had a total net admitted assets of $1,519,869,768 and total liabilities of $999,277,625 resulting in a surplus as regards policyholders of $520,592,143.

The information relating to MAC contained above is based upon publicly available information or upon information that has been provided by the ratings agencies. No representation is made herein as to the accuracy or adequacy of such information, or as to the existence of any adverse changes in such information subsequent to the date hereof.

National Public Finance Guarantee Corporation (“National Guarantee”) (formerly MBIA Insurance Corp. of Illinois (“MBIA Illinois”) and MBIA Insurance Corporation (“MBIA Corp.”)). MBIA, Inc., a Connecticut corporation, conducts its financial guarantee business through its wholly-owned subsidiaries MBIA Corp., which writes global structured finance and non-U.S. public finance financial guarantee insurance, and National Guarantee, which writes U.S. public finance guarantees.

On February 18, 2009, MBIA, Inc. announced the restructuring of its financial guaranty insurance operations following the approval of the New York and Illinois insurance regulators. The restructuring involved the segregation of its financial guaranty insurance operations into two separately capitalized sister companies, with National Guarantee assuming the risk associated with its U.S. municipal exposures, and with MBIA Corp. insuring the remainder of the portfolio, including all international and structured finance exposures. Business ceded to MBIA Corp. from FGIC in 2008 has been assigned to National Guarantee. To provide additional protection for its municipal bond policyholders, National Guarantee has also issued second-to-pay policies for the benefit of the policyholders covered by the reinsurance and assignment. The second-to-pay policies, which are a direct obligation of National Guarantee, will be held by The Bank of New York Mellon as insurance trustee. These policies provide that if MBIA Corp. or FGIC, as applicable, do not pay valid claims of their policyholders, the policyholders will then be able to make a claim directly against National Guarantee under the second-to-pay policies. On March 19, 2009, MBIA Illinois formally changed its name to National Public Finance Guarantee Corporation. Effective December 1, 2009, National Guarantee was redomesticated to the State of New York and is subject to insurance regulations and supervision of the State of New York. National Guarantee is a wholly owned subsidiary of MBIA, Inc. and independently capitalized with $5.6 billion in claims-paying resources as of December 31, 2010. In certain states, National Public Finance Guarantee Corporation may operate under its prior name, MBIA Insurance Corp. of Illinois.

On May 21, 2013, Moody’s upgraded the IFS rating of National Guarantee to Baa1 from Baa2, with a positive outlook. The May 21, 2013, rating action reflects National Guarantee’s improved credit profile following the

8

repayment of the loan from its weaker affiliate, MBIA Corp., and the termination of the litigation related to the 2009 restructuring. On May 21, 2014, Moody’s upgraded its IFS rating of National Guarantee to A3 from Baa1, with a stable outlook. On July 2, 2014, Moody’s affirmed its A3 IFS rating of National Guarantee but downgraded the outlook on the rating from stable to negative. On May 20, 2016, Moody’s affirmed its A3 IFS rating of National Guarantee with a negative outlook.

On May 10, 2013, S&P raised the counterparty credit, financial strength, and financial enhancement ratings of National Guarantee to A from BB, with a stable outlook. On March 18, 2014, S&P raised the counterparty credit, financial strength and financial enhancement ratings of National Guarantee to AA- from A, with a stable outlook. On June 26, 2017, S&P lowered its financial strength rating of National Guarantee to A, with a stable outlook. The downgrade of National Guarantee reflects S&P’s view that National Guarantee’s business risk profile is weaker than its peers’, as National Guarantee has struggled to gain wide market acceptance. On December 1, 2017, S&P affirmed its A financial strength rating of National Guarantee with a stable outlook. Immediately thereafter, at the request of National Guarantee, S&P withdrew its rating.

On May 21, 2013, Moody’s upgraded the IFS rating of MBIA Corp. to B3 from Caa2, with a positive outlook. On May 27, 2014, Moody’s upgraded its IFS rating of MBIA Corp. to B2 from B3, with a stable outlook. On March 3, 2015, Moody’s affirmed its B2 IFS rating of MBIA Corp. but downgraded the outlook on the rating from stable to negative. On January 19, 2016, Moody’s downgraded its IFS rating of MBIA Corp. to B3 from B2 and placed the rating on review for further downgrade. On May 20, 2016, Moody’s downgraded its IFS rating of MBIA Corp. to Caa1 from B3, with a negative outlook. On December 2, 2016, Moody’s affirmed its Caa1 IFS rating of MBIA Corp. and upgraded the outlook on the rating from negative to developing.

On June 26, 2014, S&P issued a B financial strength rating for MBIA Corp. with a stable outlook. On June 15, 2016, S&P downgraded its financial strength rating of MBIA Corp. to CCC from B, with a negative outlook. On June 26, 2017, S&P affirmed its CCC financial strength rating of MBIA Corp. and upgraded its outlook from negative to stable. On December 1, 2017, S&P affirmed its CCC financial strength rating of MBIA Corp. with a stable outlook. Immediately thereafter, at the request of MBIA Corp., S&P withdrew its rating.

On March 18, 2014, S&P raised its counterparty credit rating of MBIA, Inc., to A- from BBB with a stable outlook. On June 26, 2017, S&P lowered its counterparty credit rating of MBIA, Inc., to BBB, with a stable outlook. S&P’s downgrade of MBIA, Inc., reflects its structural subordination to National Guarantee. On December 1, 2017, S&P affirmed its BBB issuer credit rating of MBIA, Inc., with a stable outlook. Immediately thereafter, at the request of MBIA, Inc., S&P withdrew its rating.

On May 21, 2013, Moody’s upgraded its senior unsecured debt rating of MBIA, Inc., to Ba3 from Caa1, with a positive outlook. On May 21, 2014, Moody’s upgraded its senior unsecured debt rating of MBIA, Inc., to Ba1 from Ba3, with a stable outlook. On July 2, 2014, Moody’s downgraded its outlook on the Ba1 rating from stable to negative. On May 20, 2016, Moody’s affirmed its Ba1 senior unsecured debt rating of MBIA, Inc., with a negative outlook.

As of December 31, 2016, National Guarantee had total net admitted assets of $4.35 billion and total liabilities of $1.6 billion, resulting in a surplus as regard policyholders of $2.73 billion.

As of December 31, 2016, MBIA, Inc. and its subsidiaries had total assets of $11.13 billion and total liabilities of $7.89 billion. MBIA, Inc.’s total shareholders’ equity as of December 31, 2016 was $3.22 billion, decreasing from $3.72 billion as of December 31, 2015.

The information relating to MBIA and its affiliates contained above has been furnished by MBIA or the rating agencies. No representation is made herein as to the accuracy or adequacy of such information, or as to the existence of any adverse changes in such information subsequent to the date hereof.

Syncora Guarantee Inc. (“Syncora Guarantee”) (formerly XL Capital Assurance Inc. (“XLCA”)). Syncora Guarantee, a wholly owned subsidiary of Syncora Holdings Ltd. (“Syncora Holdings”), is a New York domiciled

9

financial guarantee insurance company which provides credit enhancement and protection products to the public finance and structured finance markets throughout the United States and internationally.

In February 2008, Moody’s downgraded the IFS ratings of XLCA to A3 from Aaa. On June 20, 2008, Moody’s downgraded the IFS rating of XLCA from A3 to B2, reflecting XLCA’s severely impaired financial flexibility and proximity to minimum regulatory capital requirements relative to Moody’s estimates of expected case losses. On October 24, 2008, Moody’s downgraded the IFS rating of Syncora Guarantee from B2 to Caa1. On November 18, 2008, S&P lowered its IFS rating of Syncora Guarantee to B from BBB- with developing expectations. S&P’s November 18, 2008 downgrade resulted from the Syncora Guarantee’s delay in implementing its restructuring plan and slow progress in its negotiations with counterparties of its CDO of ABS exposure. On January 29, 2009, S&P lowered the issuer credit and financial strength ratings of Syncora Guarantee to CC from B, with a negative outlook. S&P’s January 29, 2009 downgrade resulted from S&P’s recent update to its distressed exchange criteria. On March 9, 2009, Moody’s downgraded the IFS rating of Syncora Guarantee from Caa1 to Ca, with a developing outlook, as a result of the large loss reserve and credit impairment charges taken by Syncora Guarantee on its mortgage-related exposures during the fourth quarter, which have resulted in a $2.4 billion statutory deficit at Syncora Guarantee as of December 31, 2008. On April 27, 2009, S&P revised the financial strength and financial enhancement ratings of Syncora Guarantee to R from CC (an issuer rated “R” by S&P is under regulatory supervision because of its financial condition). Also on April 27, 2009, S&P revised the counterparty credit rating of Syncora Guarantee to D from CC (an issuer rated “D” by S&P has failed to pay one or more of its financial obligation when it became due). S&P’s April 27, 2009 rating actions resulted from Syncora Guarantee’s announcement that pursuant to an order of the New York Insurance Department (“NYID”), the company must suspend any and all claims payments until it has restored its policyholders’ surplus to a level greater than or equal to $65 million, the minimum the state requires. On July 28, 2010, S&P withdrew the D counterparty credit rating and the R financial strength and financial enhancement ratings of Syncora Guarantee. S&P’s July 28, 2010 ratings actions resulted from S&P’s belief that there is not sufficient information to judge Syncora Guarantee’s claims paying ability.

On July 20, 2010, Syncora Holdings announced that Syncora Guarantee has completed its remediation plan sufficient to meet its minimum statutory policyholder surplus requirements and address previously announced short and medium term liquidity issues. Also on July 20, 2010, Syncora Holdings announced that the NYID had approved Syncora Guarantee’s plan for the payment of accrued and unpaid claims and for the payment of new claims as they become due in the ordinary course of business, resulting in the recommencement of claim payments by Syncora Guaranty on regularly scheduled payment dates occurring on or after July 21, 2010.

As of December 31, 2016, Syncora Guarantee had total assets of $1.27 billion and total liabilities of $71 million, and a policyholders’ surplus of $1.18 billion.

The information relating to Syncora Guarantee and its affiliates contained above has been furnished by Syncora Guarantee or the rating agencies. No representation is made herein as to the accuracy or adequacy of such information, or as to the existence of any adverse changes in such information subsequent to the date hereof.

Reports, proxy and information statements, and other information regarding issuers, which may include the companies listed above, that file electronically with the SEC are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov.

The extent of state insurance regulation and supervision varies by jurisdiction, but New York and most other jurisdictions have laws and regulations prescribing permitted investments and governing the payment of dividends, transactions with affiliates, mergers, consolidations, acquisitions or sales of assets and incurrence of liabilities for borrowings.

In order to be in an Insured Trust, bonds must be insured by one of the Preinsured Bond Insurers. In determining eligibility for insurance, the Preinsured Bond Insurers have applied their own standards which correspond generally to the standards they normally use in establishing the insurability of new issues of

10

municipal bonds and which are not necessarily the criteria used in the selection of bonds by the Sponsor. To the extent the standards of the Preinsured Bond Insurers are more restrictive than those of the Sponsor, the previously stated Trust investment criteria have been limited with respect to the bonds. This decision is made prior to the Date of Deposit, as debt obligations not eligible for insurance are not deposited in an Insured Trust. Thus, all of the bonds in the portfolios of the Insured Trusts are insured by the issuer of the bonds prior to the deposit of such bonds in a Trust.

Preinsured Bonds in an Insured Trust may or may not have a higher yield than comparably uninsured bonds. In selecting such bonds for an Insured Trust, the Sponsor has applied the criteria described under “The Trusts--Objectives and Bond Selection”.

In the event of nonpayment of interest or principal, when due, in respect of a bond, a Preinsured Bond Insurer shall make such payment after the respective insurer has been notified that such nonpayment has occurred or is threatened (but not earlier than the date such payment is due). The Preinsured Bond Insurer, as regards any payment it may make, will succeed to the rights of the Trustee in respect thereof. All policies issued by the Preinsured Bond Insurers, if any, are substantially identical insofar as obligations to an Insured Trust are concerned.

The Internal Revenue Service has issued a letter ruling which holds in effect that insurance proceeds representing maturing interest on defaulted municipal obligations paid to holders of insured bonds, under policy provisions substantially identical to the policies described herein, will be excludable from federal gross income under Section 103(a)(1) of the Internal Revenue Code to the same extent as if such payments were made by the issuer of the municipal obligations. Holders of Units in an Insured Trust should discuss with their tax advisers the degree of reliance which they may place on this letter ruling.

The information relating to each Preinsured Bond Insurer, if any, has been furnished by such companies. The financial information with respect to each Preinsured Bond Insurer appears in reports filed with state insurance regulatory authorities and is subject to audit and review by such authorities. No representation is made herein as to the accuracy or adequacy of such information or as to the absence of material adverse changes in such information subsequent to the dates thereof.

Portfolio Administration

The Trustee is empowered to sell, for the purpose of redeeming Units tendered by any Unitholder, and for the payment of expenses for which funds may not be available, such of the bonds designated by the Supervisor as the Trustee in its sole discretion may deem necessary. The Supervisor, in designating such bonds, will consider a variety of factors including (a) interest rates, (b) market value and (c) marketability. The Sponsor may direct the Trustee to dispose of bonds if the supervisor determines there exists any default in payment of principal or interest, institution of certain legal proceedings, default under other documents adversely affecting debt service, default in payment of principal or interest or other obligations of the same issuer, decline in projected income pledged for debt service on revenue bonds or decline in price or the occurrence of other market or credit factors, including advance refunding (i.e., the issuance of refunding securities and the deposit of the proceeds thereof in trust or escrow to retire the refunded securities on their respective redemption dates), so that in the opinion of the Supervisor the retention of such bonds would be detrimental to the interest of the Unitholders. In connection with the Insured Trusts to the extent that bonds are sold which are current in payment of principal and interest in order to meet redemption requests and defaulted bonds are retained in the portfolio in order to preserve the related insurance protection applicable to said bonds, the overall quality of the bonds remaining in such Trust’s portfolio will tend to diminish. The Sponsor is empowered, but not obligated, to direct the Trustee to dispose of bonds in the event of an advanced refunding.

The Sponsor is required to instruct the Trustee to reject any offer made by an issuer of any of the bonds to issue new obligations in exchange or substitution for any bond pursuant to a refunding or refinancing plan, except that the Sponsor may instruct the Trustee to accept or reject such an offer or to take any other action with

11

respect thereto as the Sponsor may deem proper if (1) the issuer is in default with respect to such bond or (2) in the written opinion of the Sponsor the issuer will probably default with respect to such bond in the reasonably foreseeable future. Any obligation so received in exchange or substitution will be held by the Trustee subject to the terms and conditions of the Trust Agreement to the same extent as bonds originally deposited thereunder. Within five days after the deposit of obligations in exchange or substitution for underlying bonds, the Trustee is required to give notice thereof to each Unitholder of the Trust thereby affected, identifying the bonds eliminated and the bonds substituted therefore. Except as stated herein and under “Fund Administration—Replacement Bonds” in Prospectus Part II regarding the substitution of Replacement Bonds for Failed Bonds, the acquisition by a Trust of any securities other than the bonds initially deposited is not permitted.

If any default in the payment of principal or interest on any bonds occurs and no provision for payment is made therefore within 30 days, the Trustee is required to notify the Sponsor thereof. If the Sponsor fails to instruct the Trustee to sell or to hold such bonds within 30 days after notification by the Trustee to the Sponsor of such default, the Trustee may in its discretion sell the defaulted bond and not be liable for any depreciation or loss thereby incurred.

Sponsor Information

Invesco Capital Markets, Inc. is the Sponsor and Evaluator of the Trust. The Sponsor is a wholly owned subsidiary of Invesco Advisers, Inc. (“Invesco Advisers”). Invesco Advisers is an indirect wholly owned subsidiary of Invesco Ltd., a leading independent global investment manager that provides a wide range of investment strategies and vehicles to its retail, institutional and high net worth clients around the globe. The Sponsor’s principal office is located at 11 Greenway Plaza, Houston, Texas 77046-1173. As of June 30, 2025, the total stockholders’ equity of Invesco Capital Markets, Inc. was $51,683,025.91 (unaudited). The current assets under management and supervision by Invesco Ltd. and its affiliates were valued at approximately $2,001.4 billion as of June 30, 2025. (This paragraph relates only to the Sponsor and not to the Trust or to any other Series thereof. The information is included herein only for the purpose of informing investors as to the financial responsibility of the Sponsor and its ability to carry out its contractual obligations. More detailed financial information will be made available by the Sponsor upon request.)

Invesco Capital Markets, Inc. and your Trust have adopted a code of ethics requiring Invesco Ltd.’s employees who have access to information on Trust transactions to report personal securities transactions. The purpose of the code is to avoid potential conflicts of interest and to prevent fraud, deception or misconduct with respect to your Trust.

If the Sponsor shall fail to perform any of its duties under the Trust Agreement or become incapable of acting or shall become bankrupt or its affairs are taken over by public authorities, then the Trustee may (i) appoint a successor Sponsor at rates of compensation deemed by the Trustee to be reasonable and not exceeding amounts prescribed by the SEC, (ii) terminate the Trust Agreement and liquidate the Trusts as provided therein or (iii) continue to act as Trustee without terminating the Trust Agreement.

Trustee Information

The Trustee is The Bank of New York Mellon, a trust company organized under the laws of New York. The Bank of New York Mellon has its principal unit investment trust division offices at 240 Greenwich Street - 22W, New York, New York 10286, telephone (800) 856-8487. The Bank of New York Mellon is subject to supervision and examination by the Superintendent of Banks of the State of New York and the Board of Governors of the Federal Reserve System, and its deposits are insured by the Federal Deposit Insurance Corporation to the extent permitted by law.

The duties of the Trustee are primarily ministerial in nature. It did not participate in the selection of bonds for the portfolios of any of the Trusts. In accordance with the Trust Agreement, the Trustee shall keep proper books of record and account of all transactions at its office for the Trusts. Such records shall include the name and

12

address of every Unitholder of the Trusts. Such books and records shall be open to inspection by any Unitholder at all reasonable times during the usual business hours. The Trustee shall make such annual or other reports as may from time to time be required under any applicable state or federal statute, rule or regulation. The Trustee is required to keep a certified copy or duplicate original of the Trust Agreement on file in its office available for inspection at all reasonable times during the usual business hours by any Unitholder, together with a current list of the bonds held in the Trusts.

Under the Trust Agreement, the Trustee or any successor trustee may resign and be discharged of the trusts created by the Trust Agreement by executing an instrument in writing and filing the same with the Sponsor. The Trustee or successor trustee must mail a copy of the notice of resignation to all Unitholders then of record, not less than 60 days before the date specified in such notice when such resignation is to take effect. The Sponsor upon receiving notice of such resignation is obligated to appoint a successor trustee promptly. If, upon such resignation, no successor trustee has been appointed and has accepted the appointment within 30 days after notification, the retiring Trustee may apply to a court of competent jurisdiction for the appointment of a successor. The Sponsor may remove the Trustee and appoint a successor trustee as provided in the Trust Agreement at any time with or without cause. Notice of such removal and appointment shall be mailed to each Unitholder by the Sponsor. Upon execution of a written acceptance of such appointment by such successor trustee, all the rights, powers, duties and obligations of the original trustee shall vest in the successor. The resignation or removal of a Trustee becomes effective only when the successor trustee accepts its appointment as such or when a court of competent jurisdiction appoints a successor trustee. Any corporation into which a Trustee may be merged or with which it may be consolidated, or any corporation resulting from any merger or consolidation to which a Trustee shall be a party, shall be the successor trustee. The Trustee must be a banking corporation organized under the laws of the United States or any state and having at all times an aggregate capital, surplus and undivided profits of not less than $5,000,000.

Termination of the Trust Agreement

A Trust may be terminated at any time by consent of Unitholders of 51% of the Units of such Trust then outstanding (or with respect to Van Kampen Unit Trusts, Municipal Series 654 and subsequent series, by consent of Unitholders of 75% of the Units of such Trust then outstanding) or by the Trustee when the value of such Trust, as shown by any semi-annual evaluation, is less than 20% of the original principal amount of bonds. A Trust will be liquidated by the Trustee in the event that a sufficient number of Units not yet sold are tendered for redemption by the Underwriters, including the Sponsor, so that the net worth of such Trust would be reduced to less than 40% of the principal amount of the bonds initially deposited in the Trust. If a Trust is liquidated because of the redemption of unsold Units by the Underwriters, the Sponsor will refund to each purchaser of Units the entire sales charge paid by such purchaser. The Trust Agreement provides that each Trust shall terminate upon the redemption, sale or other disposition of the last bond held in such Trust, but in no event shall it continue beyond the end of the year preceding the fiftieth anniversary of the Trust Agreement in the case of an IM-IT, an IM-IT Laddered Series, an Investment Grade Municipal, an Investment Grade Municipal Limited Maturity Trust, a 10-20 Year Trust, an IM-IT Discount, a U.S. Territorial IM-IT, a High Grade Tax-Exempt Bond Trust, 20+ Year Series, a Long-Term State or a National Quality Trust, or beyond the end of the year preceding the twentieth anniversary of the Trust Agreement in the case of a Strategic Municipal Trust Intermediate Series, an IM-IT Limited Maturity Trust, an IM-IT Intermediate Trust, a State Intermediate Trust, a State Intermediate Laddered Maturity Trust, an IM-IT Short Intermediate Trust, an Investment Grade Municipal Intermediate Trust and a Quality Municipals Income Trust Limited Maturity Series. In the event of termination of any Trust, written notice thereof will be sent by the Trustee to each Unitholder of such Trust at his address appearing on the registration books of such Trust maintained by the Trustee. Within a reasonable time thereafter the Trustee shall liquidate any bond then held in such Trust and shall deduct from the funds of such Trust any accrued costs, expenses or indemnities provided by the Trust Agreement, including estimated compensation of the Trustee and costs of liquidation and any amounts required as a reserve to provide for

13

payment of any applicable taxes or other government charges. The sale of bonds in the Trust upon termination may result in a lower amount than might otherwise be realized if such sale were not required at such time. For this reason, among others, the amount realized by a Unitholder upon termination may be less than the principal amount or par amount of bonds represented by the Units held by such Unitholder. The Trustee shall then distribute to each Unitholder his share of the balance of the Interest and Principal Accounts. With such distribution the Unitholder shall be furnished a final distribution statement of the amount distributable. At such time as the Trustee in its sole discretion shall determine that any amounts held in reserve are no longer necessary, it shall make distribution thereof to Unitholders in the same manner.

Notwithstanding the foregoing, in connection with final distributions to Unitholders of an Insured Trust, it should be noted that because the portfolio insurance obtained by an Insured Trust, if any, is applicable only while bonds so insured are held by such Trust, the price to be received by such Trust upon the disposition of any such bond which is in default, by reason of nonpayment of principal or interest, will not reflect any value based on such insurance. Therefore, in connection with any liquidation, it shall not be necessary for the Trustee to, and the Trustee does not currently intend to, dispose of any bond or bonds if retention of such bond or bonds, until due, shall be deemed to be in the best interest of Unitholders, including, but not limited to, situations in which a bond or bonds so insured have deteriorated market prices resulting from a significant risk of default. Since the Preinsured Bonds will reflect the value of the related insurance, it is the present intention of the Sponsor not to direct the Trustee to hold any of such Preinsured Bonds after the date of termination. All proceeds received, less applicable expenses, from insurance on defaulted bonds not disposed of at the date of termination will ultimately be distributed to Unitholders of record as of such date of termination as soon as practicable after the date such defaulted bond or bonds become due and applicable insurance proceeds have been received by the Trustee.

Description of Ratings

Standard & Poor’s, A Division of S&P Global. A Standard & Poor’s municipal bond rating is a current assessment of the creditworthiness of an obligor with respect to a specific debt bond. This assessment of creditworthiness may take into consideration obligors such as guarantors, insurers or lessees.

The bond rating is not a recommendation to purchase or sell a security, inasmuch as it does not comment as to market price.

The ratings are based on current information furnished to Standard & Poor’s by the issuer and obtained by Standard & Poor’s from other sources it considers reliable. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information.

The ratings are based, in varying degrees, on the following considerations:

I.	Likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation.
II.	Nature of and provisions of the obligation.
III.	Protection afforded by, and relative position of, the bond in the event of bankruptcy, reorganization or other arrangements under the laws of bankruptcy and other laws affecting creditors’ rights.

AAA—This is the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA—An obligation rated “AA” differs from the highest-rated obligations only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A—An obligation rated “A” is somewhat more susceptible to adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

14

BBB—An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Plus (+) or Minus (-): The ratings from “AA” to “BBB” may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Provisional Ratings: A provisional rating (“p”) assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

Moody’s Investors Service, Inc. A brief description of the applicable Moody’s rating symbols and their meanings follows:

Aaa—Bonds which are rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge”. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa—Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A—Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa—Bonds which are rated Baa are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payment and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Note: Moody’s applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Fitch Ratings. Long-Term Ratings Scales. Fitch rated entities in a number of sectors, including financial and non-financial corporations, sovereigns and insurance companies, are generally assigned Issuer Default Ratings (“IDRs”). IDRs opine on an entity's relative vulnerability to default on financial obligations. The “threshold” default risk addressed by the IDR is generally that of the financial obligations whose non-payment would best reflect the uncured failure of that entity. As such, IDRs also address relative vulnerability to bankruptcy, administrative receivership or similar concepts, although the agency recognizes that issuers may also make pre-emptive and therefore voluntary use of such mechanisms.

In aggregate, IDRs provide an ordinal ranking of issuers based on the agency’s view of their relative vulnerability to default, rather than a prediction of a specific percentage likelihood of default. For historical information on the default experience of Fitch-rated issuers, please consult the transition and default performance studies available from the Fitch Ratings website.

15

•	The ratings do not predict a specific percentage of default likelihood over any given time period;
•	The ratings do not opine on the market value of any issuer's securities or stock, or the likelihood that this value may change;
•	The ratings do not opine on the liquidity of the issuer's securities or stock;
•	The ratings do not opine on the possible loss severity on an obligation should an issuer default;
•	The ratings do not opine on the suitability of an issuer as a counterparty to trade credit;
•	The ratings do not opine on any quality related to an issuer's business, operational or financial profile other than the agency’s opinion on its relative vulnerability to default;

AAA--’AAA’ ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA--’AA’ ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A--’A’ ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB--’BBB’ ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

Obligations rated “BB,” “B,” “CCC,” “CC” and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories.

Such suffixes are not added to the 'AAA' Long-Term IDR category, or to Long-Term IDR categories below 'B'.

U-SECSUP0925

16

Contents of Post-Effective Amendment

to the Registration Statement

This Post-Effective Amendment to the Registration Statement

comprises the following papers and documents:

The Facing Sheet of Form S-6

The Prospectus

The Undertaking to File Reports

The Signatures

The Written Consent of the Independent Registered Public Accounting Firm

UNDERTAKING TO FILE REPORTS

Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant, Invesco Unit Trusts, Municipal Series 1349, certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Chicago and State of Illinois on the 25th day of September 2025.

Invesco Unit Trusts, Municipal Series 1349

(Registrant)

By: Invesco Capital Markets, Inc.

(Depositor)

By: /s/ Tara Baker

Vice President, Business Operations
and Quality Assurance

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below on September 25, 2025, by the following persons who constitute the principal officers and a majority of the Board of Directors of Invesco Capital Markets, Inc.:

SIGNATURE	TITLE
Brian C. Hartigan	Director and Co-President
William S. Geyer	Director and Co-President
Mark W. Gregson	Chief Financial Officer

By: /s/ Tara Baker

(Attorney-in-fact*)

_________________

*       An executed copy of each of the related powers of attorney is filed herewith or was filed with the Securities and Exchange Commission as Exhibit 7.1 to the Registration Statement on Form S-6 of Invesco Unit Trusts, Series 2155 (File No. 333-257835) dated September 2, 2021.